UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Item 1. Reports to Stockholders

Fidelity®

Growth Company

Fund

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	17.80%	18.96%	11.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Retail Class shares returned 17.80%, outperforming the 16.45% gain of the Russell 3000® Growth Index. Versus the index, the fund's stake in Keurig Green Mountain (formerly Green Mountain Coffee Roasters) was the biggest contributor this period. In early February, the company announced an agreement with Coca-Cola to form a new division, "Keurig Cold," to produce single-serve cold beverages. Subsequently, Coca-Cola raised its stake in Keurig to 16%, making it the largest shareholder. The stock rose again in August when the firm unveiled a partnership with major consumer food/beverage manufacturer Kraft Foods Group to offer Maxwell House, Yuban and Gevalia K-Cups. Larger-than-benchmark stakes in Regeneron Pharmaceuticals and social media giant Facebook also helped. Conversely, longtime fund holding athletic apparel retailer lululemon athletica was the fund's biggest detractor. The non-index stock continued to struggle as the firm faced a slowdown in same-store sales. I sold some of the position to take profits as the stock recovered later in the period. In the information technology sector, the fund's overweighting in Cree, a maker of LED (light-emitting diode) light bulbs and fixtures, hurt. The stock was hampered when the firm reported consecutive quarters of weaker-than-expected financials results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Growth Company	.81%
Actual		$ 1,000.00	$ 1,112.60	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10
Class K	.70%
Actual		$ 1,000.00	$ 1,113.20	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.6
salesforce.com, Inc.	3.9	3.8
Regeneron Pharmaceuticals, Inc.	2.4	2.0
Facebook, Inc. Class A	2.3	2.2
Google, Inc. Class A	2.2	2.5
Google, Inc. Class C	2.1	2.4
NVIDIA Corp.	2.0	2.0
Gilead Sciences, Inc.	1.8	1.7
Alexion Pharmaceuticals, Inc.	1.5	1.5
Keurig Green Mountain, Inc.	1.5	1.3
	25.6
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.8	33.4
Health Care	22.8	20.0
Consumer Discretionary	13.9	13.8
Consumer Staples	9.8	11.5
Industrials	8.6	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2014*		As of May 31, 2014**
	Stocks 98.2%		Stocks 98.9%
	Convertible Securities 1.4%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	6.4%	** Foreign investments	7.6%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 0.1%
Johnson Controls, Inc.	627,300	$ 31,365
Automobiles - 0.3%
Tesla Motors, Inc. (a)(d)	531,900	130,060
Hotels, Restaurants & Leisure - 3.4%
Buffalo Wild Wings, Inc. (a)(e)	1,025,500	174,550
China Lodging Group Ltd. ADR (a)	369,900	9,244
Chipotle Mexican Grill, Inc. (a)	299,800	198,953
Chuy's Holdings, Inc. (a)(e)	1,370,942	29,352
Domino's Pizza, Inc.	26,900	2,525
Dunkin' Brands Group, Inc.	2,093,440	101,218
Home Inns & Hotels Management, Inc. sponsored ADR (a)	2,727,722	84,178
Hyatt Hotels Corp. Class A (a)	842,740	49,663
Las Vegas Sands Corp.	751,200	47,844
McDonald's Corp.	1,674,600	162,118
Panera Bread Co. Class A (a)	125,000	20,925
Starbucks Corp.	3,731,800	303,059
Starwood Hotels & Resorts Worldwide, Inc.	1,810,800	143,053
Yum! Brands, Inc.	1,456,400	112,507
		1,439,189
Household Durables - 0.0%
Tempur Sealy International, Inc. (a)	325,200	18,553
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	1,659,101	561,838
Ctrip.com International Ltd. sponsored ADR (a)	666,100	36,023
Groupon, Inc. Class A (a)	3,484,900	26,241
JD.com, Inc. sponsored ADR (d)	285,800	6,722
Netflix, Inc. (a)	169,800	58,851
priceline.com, Inc. (a)	242,368	281,193
Qunar Cayman Islands Ltd. sponsored ADR	208,900	5,448
The Honest Co., Inc. (g)	39,835	1,076
TripAdvisor, Inc. (a)	226,100	16,652
Vipshop Holdings Ltd. ADR (a)(d)	2,129,200	48,674
Wayfair, LLC. (d)	99,200	2,407
		1,045,125
Media - 1.4%
CBS Corp. Class B	92,200	5,060
Comcast Corp. Class A	7,146,100	407,614
Lions Gate Entertainment Corp.	334,092	11,326
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	1,174,500	$ 108,653
Twenty-First Century Fox, Inc. Class A	1,426,700	52,503
		585,156
Multiline Retail - 0.4%
Dollar General Corp. (a)	318,200	21,237
Dollar Tree, Inc. (a)	751,800	51,393
Nordstrom, Inc.	527,000	40,242
Ryohin Keikaku Co. Ltd.	81,600	9,561
Target Corp.	602,889	44,614
		167,047
Specialty Retail - 2.4%
AutoNation, Inc. (a)	625,600	37,186
Bed Bath & Beyond, Inc. (a)	381,600	27,998
CarMax, Inc. (a)	1,747,721	99,585
Five Below, Inc. (a)(d)	1,842,616	85,976
Home Depot, Inc.	3,637,800	361,597
L Brands, Inc.	900,300	72,834
Lumber Liquidators Holdings, Inc. (a)(d)(e)	1,879,133	119,494
Restoration Hardware Holdings, Inc. (a)(e)	2,125,245	179,519
Tiffany & Co., Inc.	145,100	15,659
Urban Outfitters, Inc. (a)	385,500	12,459
		1,012,307
Textiles, Apparel & Luxury Goods - 3.3%
Fossil Group, Inc. (a)	189,400	21,160
Kate Spade & Co. (a)(e)	8,010,215	256,567
lululemon athletica, Inc. (a)(d)(e)	8,525,710	410,854
Michael Kors Holdings Ltd. (a)	830,222	63,686
NIKE, Inc. Class B	2,935,500	291,466
Prada SpA (d)	2,623,000	16,979
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(e)	3,384,736	207,857
Tory Burch LLC (a)(f)(g)	324,840	26,153
Under Armour, Inc. Class A (sub. vtg.) (a)	806,500	58,463
VF Corp.	858,700	64,548
		1,417,733
TOTAL CONSUMER DISCRETIONARY		5,846,535
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 9.8%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	34,800	$ 3,355
Dr. Pepper Snapple Group, Inc.	430,500	31,857
Monster Beverage Corp. (a)	4,186,506	469,517
PepsiCo, Inc.	2,325,940	232,827
The Coca-Cola Co.	8,928,500	400,265
		1,137,821
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	1,461,000	207,637
CVS Health Corp.	828,900	75,728
Drogasil SA	2,790,473	26,996
Kroger Co.	1,286,525	76,986
Sprouts Farmers Market LLC (a)	1,089,500	34,635
Walgreen Co.	736,300	50,518
Whole Foods Market, Inc.	1,028,400	50,422
		522,922
Food Products - 3.4%
Archer Daniels Midland Co.	2,689,600	141,688
Associated British Foods PLC	1,227,300	61,403
Bunge Ltd.	1,624,300	147,438
Campbell Soup Co.	248,300	11,243
General Mills, Inc.	665,800	35,121
Kellogg Co.	643,900	42,658
Keurig Green Mountain, Inc.	4,426,453	629,176
Kraft Foods Group, Inc.	350,000	21,060
Mead Johnson Nutrition Co. Class A	2,089,100	216,932
Mondelez International, Inc.	364,200	14,277
The Hain Celestial Group, Inc. (a)	91,900	10,405
The Hershey Co.	546,000	54,753
Tyson Foods, Inc. Class A	1,252,600	53,035
Want Want China Holdings Ltd.	2,687,000	3,527
		1,442,716
Household Products - 0.8%
Church & Dwight Co., Inc.	465,900	35,739
Colgate-Palmolive Co.	1,655,200	115,185
Kimberly-Clark Corp.	430,400	50,180
Procter & Gamble Co.	1,286,783	116,364
		317,468
Personal Products - 0.4%
Herbalife Ltd.	4,121,310	178,247
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	4,120,980	$ 207,120
Japan Tobacco, Inc.	620,300	19,869
Lorillard, Inc.	1,734,300	109,504
Philip Morris International, Inc.	2,267,780	197,138
		533,631
TOTAL CONSUMER STAPLES		4,132,805
ENERGY - 3.9%
Energy Equipment & Services - 0.9%
FMC Technologies, Inc. (a)	1,196,200	57,142
Halliburton Co.	2,722,700	114,898
Schlumberger Ltd.	2,623,697	225,507
		397,547
Oil, Gas & Consumable Fuels - 3.0%
Anadarko Petroleum Corp.	1,501,594	118,851
Cabot Oil & Gas Corp.	1,460,400	48,252
Cheniere Energy, Inc. (a)	53,700	3,544
Chesapeake Energy Corp.	1,650,000	33,429
Concho Resources, Inc. (a)	1,347,700	128,368
Continental Resources, Inc. (a)(d)	3,460,000	141,791
Devon Energy Corp.	598,700	35,305
EOG Resources, Inc.	2,151,400	186,569
Golar LNG Ltd.	551,200	22,886
Hess Corp.	818,800	59,715
Noble Energy, Inc.	1,505,111	74,021
Occidental Petroleum Corp.	584,600	46,634
PDC Energy, Inc. (a)	1,042,300	30,758
Pioneer Natural Resources Co.	1,581,507	226,519
Range Resources Corp.	423,789	27,822
Southwestern Energy Co. (a)	306,900	9,876
Valero Energy Corp.	935,700	45,484
Whiting Petroleum Corp. (a)	190,300	7,949
		1,247,773
TOTAL ENERGY		1,645,320
FINANCIALS - 3.1%
Banks - 1.0%
Bank of America Corp.	2,061,400	35,126
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Citigroup, Inc.	455,780	$ 24,598
HDFC Bank Ltd. sponsored ADR	1,882,200	100,302
JPMorgan Chase & Co.	1,333,300	80,211
PrivateBancorp, Inc.	3,505,626	110,252
Signature Bank (a)	406,285	49,270
Wells Fargo & Co.	589,500	32,116
		431,875
Capital Markets - 1.3%
BlackRock, Inc. Class A	565,500	203,060
Charles Schwab Corp.	6,682,275	189,242
Evercore Partners, Inc. Class A	464,800	23,472
Morgan Stanley	2,153,800	75,771
T. Rowe Price Group, Inc.	612,600	51,134
		542,679
Consumer Finance - 0.6%
American Express Co.	1,246,848	115,234
Discover Financial Services	2,268,844	148,723
		263,957
Diversified Financial Services - 0.0%
BM&F BOVESPA SA	5,757,397	23,577
Real Estate Investment Trusts - 0.1%
American Tower Corp.	289,400	30,390
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	1,928,635	35,853
TOTAL FINANCIALS		1,328,331
HEALTH CARE - 22.3%
Biotechnology - 16.3%
ACADIA Pharmaceuticals, Inc. (a)	5,675,523	169,528
Agios Pharmaceuticals, Inc. (a)	1,449,280	146,102
Alexion Pharmaceuticals, Inc. (a)	3,317,460	646,573
Alkermes PLC (a)(e)	10,543,656	580,112
Alnylam Pharmaceuticals, Inc. (a)(e)	5,039,491	506,721
Amgen, Inc.	2,712,500	448,403
Array BioPharma, Inc. (a)	2,482,770	10,006
Avalanche Biotechnologies, Inc. (a)(d)	918,052	36,254
Biogen Idec, Inc. (a)	998,200	307,136
Bluebird Bio, Inc. (a)(d)(e)	2,099,756	86,573
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Celgene Corp. (a)	1,878,588	$ 213,577
Celldex Therapeutics, Inc. (a)	3,387,323	68,695
Cepheid, Inc. (a)	1,950,755	107,448
Chimerix, Inc. (a)(e)	2,280,300	80,358
Clovis Oncology, Inc. (a)(d)	842,600	40,091
Dicerna Pharmaceuticals, Inc.	824,350	9,744
Eleven Biotherapeutics, Inc. (d)	621,400	7,072
Exelixis, Inc. (a)(d)	8,392,187	13,931
Fate Therapeutics, Inc. (a)(e)	1,484,987	5,569
FibroGen, Inc.	506,700	11,477
Genocea Biosciences, Inc.	627,130	5,688
Gilead Sciences, Inc. (a)	7,683,700	770,829
ImmunoGen, Inc. (a)(d)(e)	4,309,020	44,340
Immunomedics, Inc. (a)(d)(e)	5,120,950	21,150
Infinity Pharmaceuticals, Inc. (a)	361,200	5,422
Intercept Pharmaceuticals, Inc. (a)	37,957	5,456
Intrexon Corp. (a)(d)	552,675	14,662
Ironwood Pharmaceuticals, Inc. Class A (a)	6,567,720	90,897
Isis Pharmaceuticals, Inc. (a)(d)(e)	8,412,397	435,678
Kite Pharma, Inc. (d)	138,700	5,823
Lexicon Pharmaceuticals, Inc. (a)(d)(e)	40,636,582	41,449
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	9,545,191	87,434
Momenta Pharmaceuticals, Inc. (a)	1,126,000	13,208
NPS Pharmaceuticals, Inc. (a)(e)	7,653,431	253,941
Prothena Corp. PLC (a)(e)	2,056,018	49,838
Regeneron Pharmaceuticals, Inc. (a)	2,443,823	1,016,899
Regulus Therapeutics, Inc. (a)(d)(e)	3,288,170	61,620
Rigel Pharmaceuticals, Inc. (a)(e)	5,185,895	11,098
Sage Therapeutics, Inc. (a)(d)	897,689	35,495
Sage Therapeutics, Inc.	735,693	26,180
Seattle Genetics, Inc. (a)(d)(e)	8,402,373	306,182
Synageva BioPharma Corp. (a)	404,400	32,837
Transition Therapeutics, Inc. (a)(e)	1,931,020	12,339
Ultragenyx Pharmaceutical, Inc.	501,700	21,869
uniQure B.V.	51,200	771
Versartis, Inc. (a)(d)	656,594	11,832
Vertex Pharmaceuticals, Inc. (a)	430,267	50,720
		6,929,027
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	739,300	32,906
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Align Technology, Inc. (a)	273,856	$ 15,582
Baxter International, Inc.	1,000,200	73,015
DexCom, Inc. (a)	371,500	19,117
Genmark Diagnostics, Inc. (a)(d)	1,975,353	22,440
Halyard Health, Inc. (a)(d)	54,687	2,144
Insulet Corp. (a)(e)	3,458,000	161,108
Intuitive Surgical, Inc. (a)	102,493	53,068
Novadaq Technologies, Inc. (a)	279,900	4,017
Roka Bioscience, Inc.	710,289	2,531
St. Jude Medical, Inc.	525,500	35,713
		421,641
Health Care Providers & Services - 1.0%
Apollo Hospitals Enterprise Ltd. (a)	720,000	13,496
Catamaran Corp. (a)	575,828	29,353
Community Health Systems, Inc. (a)	498,900	23,488
Express Scripts Holding Co. (a)	591,103	49,150
HCA Holdings, Inc. (a)	609,000	42,441
McKesson Corp.	1,013,200	213,542
Phoenix Healthcare Group Ltd.	469,500	920
UnitedHealth Group, Inc.	584,700	57,669
		430,059
Health Care Technology - 0.6%
athenahealth, Inc. (a)(d)	906,600	106,344
Castlight Health, Inc. Class B (a)(d)	2,719,598	33,805
Cerner Corp. (a)	1,967,000	126,675
		266,824
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	581,238	110,953
Pharmaceuticals - 3.1%
AbbVie, Inc.	1,504,300	104,098
Actavis PLC (a)	541,005	146,401
Adimab LLC unit (f)(g)	2,531,646	36,000
Allergan, Inc.	895,100	191,453
Bristol-Myers Squibb Co.	3,039,900	179,506
Catalent, Inc. (a)	942,000	27,120
Endocyte, Inc. (a)(d)(e)	3,363,315	21,828
Hospira, Inc. (a)	4,247,740	253,335
Intra-Cellular Therapies, Inc. (a)(d)(e)	2,011,612	28,907
Jazz Pharmaceuticals PLC (a)	568,300	100,640
Mylan, Inc. (a)	1,198,100	70,221
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	367,100	$ 20,917
Valeant Pharmaceuticals International (Canada) (a)	883,361	128,769
		1,309,195
TOTAL HEALTH CARE		9,467,699
INDUSTRIALS - 8.5%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	2,581,800	255,779
Lockheed Martin Corp.	786,000	150,566
The Boeing Co.	1,010,500	135,771
		542,116
Air Freight & Logistics - 0.6%
FedEx Corp.	131,300	23,395
United Parcel Service, Inc. Class B	1,473,200	161,934
XPO Logistics, Inc. (a)(d)	1,058,124	40,928
		226,257
Airlines - 3.0%
American Airlines Group, Inc.	1,271,500	61,706
Azul-Linhas Aereas Brasileiras warrants (g)	1,017,079	0
Delta Air Lines, Inc.	2,902,600	135,464
JetBlue Airways Corp. (a)(d)	12,565,323	183,831
Ryanair Holdings PLC sponsored ADR (a)	639,500	40,218
Southwest Airlines Co.	6,929,515	289,792
Spirit Airlines, Inc. (a)	1,900,360	157,141
United Continental Holdings, Inc. (a)	5,850,100	358,202
Virgin America, Inc.	1,113,700	41,964
		1,268,318
Building Products - 0.0%
A.O. Smith Corp.	32,800	1,769
Construction & Engineering - 0.1%
Fluor Corp.	565,000	35,024
Electrical Equipment - 0.6%
Eaton Corp. PLC	696,000	47,210
Emerson Electric Co.	1,385,700	88,338
Enphase Energy, Inc. (a)(d)	772,412	8,118
Rockwell Automation, Inc.	801,700	92,524
SolarCity Corp. (a)(d)	243,600	13,398
		249,588
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.9%
3M Co.	1,439,200	$ 230,402
Danaher Corp.	1,889,500	157,887
		388,289
Machinery - 0.7%
Caterpillar, Inc.	931,600	93,719
Cummins, Inc.	813,100	118,404
Deere & Co.	485,700	42,071
Illinois Tool Works, Inc.	452,400	42,946
ITT Corp.	131,700	5,452
Xylem, Inc.	192,887	7,395
		309,987
Road & Rail - 1.3%
Kansas City Southern	215,800	25,667
Union Pacific Corp.	4,566,900	533,277
		558,944
TOTAL INDUSTRIALS		3,580,292
INFORMATION TECHNOLOGY - 34.1%
Communications Equipment - 1.5%
Arista Networks, Inc. (d)	84,400	6,403
Cisco Systems, Inc.	452,900	12,518
Infinera Corp. (a)(e)	11,322,928	154,332
Palo Alto Networks, Inc. (a)	31,100	3,825
QUALCOMM, Inc.	6,007,067	437,915
Ruckus Wireless, Inc. (a)	256,300	2,937
ViaSat, Inc. (a)(d)	403,529	26,754
		644,684
Electronic Equipment & Components - 0.1%
Corning, Inc.	750,400	15,773
Trimble Navigation Ltd. (a)	976,700	27,470
		43,243
Internet Software & Services - 8.9%
Actua Corp. (a)(e)	3,751,987	63,259
Akamai Technologies, Inc. (a)	1,262,800	81,590
Alibaba Group Holding Ltd. sponsored ADR	1,069,600	119,410
Baidu.com, Inc. sponsored ADR (a)	168,000	41,178
Demandware, Inc. (a)	684,373	38,325
Dropbox, Inc. (a)(g)	1,105,082	21,107
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
eBay, Inc. (a)	2,397,200	$ 131,558
Facebook, Inc. Class A (a)	12,684,101	985,555
Google, Inc.:
Class A (a)	1,665,778	914,645
Class C (a)	1,608,078	871,305
HomeAway, Inc. (a)	69,600	2,183
IAC/InterActiveCorp	144,700	9,446
LinkedIn Corp. (a)	252,500	57,133
Marketo, Inc. (a)(d)(e)	2,388,801	76,346
MercadoLibre, Inc.	203,700	28,709
NAVER Corp.	12,636	8,581
Opower, Inc.	626,720	9,758
Pandora Media, Inc. (a)	785,369	15,440
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	186,700	13,877
Rackspace Hosting, Inc. (a)	2,920,479	134,079
Tencent Holdings Ltd.	978,500	15,698
Twitter, Inc.	1,443,600	60,256
Wix.com Ltd. (a)(d)	1,332,200	28,522
Yahoo!, Inc. (a)	330,061	17,077
Yandex NV (a)	228,200	5,687
Yelp, Inc. (a)(d)	51,000	2,912
		3,753,636
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	1,340,132	72,354
IBM Corp.	1,222,700	198,285
MasterCard, Inc. Class A	4,001,400	349,282
QIWI PLC Class B sponsored ADR	739,037	20,575
VeriFone Systems, Inc. (a)(e)	6,499,000	231,754
Visa, Inc. Class A	1,785,900	461,102
		1,333,352
Semiconductors & Semiconductor Equipment - 5.6%
Applied Micro Circuits Corp. (a)(e)	6,331,592	37,420
ASML Holding NV	221,093	23,365
Broadcom Corp. Class A	2,017,900	87,032
Cavium, Inc. (a)(e)	3,066,560	173,567
Cree, Inc. (a)(d)(e)	7,247,971	263,391
Cypress Semiconductor Corp.	5,405,040	57,293
First Solar, Inc. (a)(e)	5,320,663	259,648
Integrated Device Technology, Inc. (a)	821,400	15,327
Intel Corp.	415,100	15,462
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
KLA-Tencor Corp.	347,000	$ 24,096
Marvell Technology Group Ltd.	1,305,310	18,692
Mellanox Technologies Ltd. (a)(d)	989,089	42,185
Micron Technology, Inc. (a)	404,600	14,545
NVIDIA Corp. (e)	41,087,224	861,599
Rambus, Inc. (a)(e)	6,545,300	77,562
Silicon Laboratories, Inc. (a)(e)	3,338,780	151,414
Skyworks Solutions, Inc.	285,331	19,251
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,867,700	43,835
Texas Instruments, Inc.	2,976,800	161,997
Xilinx, Inc.	571,500	25,969
		2,373,650
Software - 8.5%
Activision Blizzard, Inc.	5,683,532	123,048
Adobe Systems, Inc. (a)	2,083,536	153,515
Autodesk, Inc. (a)	645,300	40,009
Citrix Systems, Inc. (a)	188,077	12,471
Electronic Arts, Inc. (a)	69,752	3,064
Fleetmatics Group PLC (a)	260,500	9,167
Guidewire Software, Inc. (a)	1,139,800	57,526
Intuit, Inc.	499,600	46,897
Microsoft Corp.	10,884,317	520,379
Mobileye NV (a)(d)	107,300	4,730
Oracle Corp.	4,627,300	196,244
Red Hat, Inc. (a)	6,464,186	401,749
salesforce.com, Inc. (a)	27,768,212	1,662,483
ServiceNow, Inc. (a)	3,270,500	209,181
Splunk, Inc. (a)	1,402,700	94,121
Tableau Software, Inc. (a)	58,900	4,941
VMware, Inc. Class A (a)	113,333	9,969
Zendesk, Inc. (d)	1,629,800	38,724
		3,588,218
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	20,984,848	2,495,725
NetApp, Inc.	360,786	15,351
Nimble Storage, Inc. (d)	1,171,682	30,897
Samsung Electronics Co. Ltd.	9,759	11,282
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
SanDisk Corp.	1,423,900	$ 147,317
Stratasys Ltd. (a)(d)	324,399	33,079
		2,733,651
TOTAL INFORMATION TECHNOLOGY		14,470,434
MATERIALS - 2.3%
Chemicals - 1.7%
CF Industries Holdings, Inc.	288,585	77,384
E.I. du Pont de Nemours & Co.	1,206,700	86,158
Eastman Chemical Co.	551,300	45,714
Metabolix, Inc. (a)(d)	1,373,999	756
Monsanto Co.	3,606,471	432,452
Praxair, Inc.	282,200	36,229
The Dow Chemical Co.	617,500	30,054
The Mosaic Co.	379,700	17,379
		726,126
Construction Materials - 0.2%
Caesarstone Sdot-Yam Ltd.	1,266,027	78,494
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	4,754,200	97,940
Barrick Gold Corp. (d)	462,000	5,495
Fortescue Metals Group Ltd. (d)	9,098,984	22,762
Freeport-McMoRan, Inc.	855,600	22,973
Nucor Corp.	136,000	7,294
		156,464
TOTAL MATERIALS		961,084
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	120,500	6,025
Verizon Communications, Inc.	2,735,100	138,369
		144,394
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,153,900	33,682
TOTAL TELECOMMUNICATION SERVICES		178,076
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Vivint Solar, Inc.	595,400	$ 6,014
TOTAL COMMON STOCKS (Cost $21,816,616)		41,616,590
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc.:
8.00% (a)(g)	17,901,305	23,264
Series G, 8.00% (g)	2,750,007	3,574
		26,838
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series C (g)	92,950	2,510
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(g)	1,506,412	12,157
Series D (g)	424,747	3,428
		15,585
Media - 0.0%
Turn, Inc. Series E (g)	984,774	5,889
TOTAL CONSUMER DISCRETIONARY		50,822
HEALTH CARE - 0.5%
Biotechnology - 0.3%
Ariosa Diagnostics (a)(g)	422,235	7,685
Ariosa Diagnostics Series B (a)(g)	26,588	484
Intarcia Therapeutics, Inc. (a)(g)	1,051,411	34,055
Intarcia Therapeutics, Inc. Series DD (g)	1,543,687	50,000
Juno Therapeutics, Inc. Series B, 8.00% (g)	6,776,557	36,593
Seres Health, Inc. 8.00% (g)	572,827	6,967
		135,784
Life Sciences Tools & Services - 0.1%
Penumbra, Inc. (g)	1,128,787	16,503
Pharmaceuticals - 0.1%
aTyr Pharma, Inc. 8.00% (a)(g)	7,513,149	19,001
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Kolltan Pharmaceuticals, Inc. Series D (g)	7,940,644	$ 7,941
Syros Pharmaceuticals, Inc. Series B, 6.00% (g)	3,779,290	11,890
		38,832
TOTAL HEALTH CARE		191,119
INDUSTRIALS - 0.1%
Airlines - 0.1%
Azul-Linhas Aereas Brasileiras Series B (g)	1,017,079	40,702
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (g)	2,990,903	16,600
TOTAL INDUSTRIALS		57,302
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.4%
New Relic, Inc. Series F (g)	400,974	8,300
Uber Technologies, Inc. 8.00% (g)	1,192,545	158,930
		167,230
IT Services - 0.1%
AppNexus, Inc. Series E (g)	923,523	21,730
Nutanix, Inc. Series E (g)	1,151,309	15,424
		37,154
Software - 0.1%
Apptio, Inc. Series E, 8.00% (a)(g)	881,266	24,041
Cloudera, Inc. Series F (g)	529,285	10,236
Cloudflare, Inc. (g)	1,429,726	8,758
MongoDB, Inc. Series F, 8.00% (a)(g)	1,913,404	20,359
		63,394
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.1%
Pure Storage, Inc.:
Series E (a)(g)	1,004,190	$ 15,645
Series F (g)	473,649	7,379
		23,024
TOTAL INFORMATION TECHNOLOGY		290,802
TOTAL CONVERTIBLE PREFERRED STOCKS		590,045
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(f)(g)	619,048	3,628
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (g)	468,823	10,000
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (a)(g)	7,960,663	130
Equilibrate Worldwide Therapeutics Series D (a)(g)	7,960,663	320
Neuropathic Worldwide Therapeutics Series D (a)(g)	7,960,663	60
Oculus Worldwide Therapeutics Series D (a)(g)	7,960,663	100
Orchestrate U.S. Therapeutics, Inc. Series D (a)(g)	7,960,663	140
Orchestrate Worldwide Therapeutics Series D (a)(g)	7,960,663	250
		1,000
TOTAL HEALTH CARE		11,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS		14,628
TOTAL PREFERRED STOCKS (Cost $487,303)		604,673
Money Market Funds - 2.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	132,308,789	$ 132,309
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	841,378,946	841,379
TOTAL MONEY MARKET FUNDS (Cost $973,688)		973,688
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $23,277,607)		43,194,951
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(788,060)
NET ASSETS - 100%		$ 42,406,891
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $689,006,000 or 1.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Adimab LLC unit	9/17/14	$ 36,000
AppNexus, Inc. Series E	8/1/14	$ 18,500
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Ariosa Diagnostics	11/30/11 - 3/1/13	$ 5,101
Ariosa Diagnostics Series B	3/1/13	$ 321
Security	Acquisition Date	Acquisition Cost (000s)
aTyr Pharma, Inc. 8.00%	4/8/13	$ 19,001
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 43,140
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$ 19,570
Cloudera, Inc. Series F	2/5/14	$ 7,706
Cloudflare, Inc.	11/5/14	$ 8,758
Domo, Inc. Series D	1/24/14	$ 12,362
Dropbox, Inc.	5/2/12	$ 10,000
Equilibrate Asia Therapeutics Series D	5/17/13	$ 130
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 320
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$ 50,000
Juno Therapeutics, Inc. Series B, 8.00%	8/1/14	$ 18,500
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 7,941
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
Security	Acquisition Date	Acquisition Cost (000s)
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 60
New Relic, Inc. Series F	4/17/14	$ 11,602
NJOY, Inc. Series C	6/7/13	$ 12,176
NJOY, Inc. Series D	2/14/14	$ 7,189
Nutanix, Inc. Series E	8/26/14	$ 15,424
Oculus Worldwide Therapeutics Series D	5/17/13	$ 100
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 140
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 250
Penumbra, Inc.	5/16/14	$ 14,900
Pure Storage, Inc. Series E	8/22/13	$ 6,961
Pure Storage, Inc. Series F	4/17/14	$ 7,449
Roku, Inc. 8.00%	5/7/13 - 5/28/13	$ 16,212
Roku, Inc. Series G, 8.00%	10/1/14	$ 3,574
Seres Health, Inc. 8.00%	11/24/14	$ 6,967
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 11,890
The Honest Co., Inc.	8/21/14	$ 1,078
Security	Acquisition Date	Acquisition Cost (000s)
The Honest Co., Inc. Series C	8/21/14	$ 2,515
Tory Burch LLC	12/31/12	$ 17,772
Turn, Inc. Series E	12/30/13	$ 8,213
Uber Technologies, Inc. 8.00%	6/6/14	$ 74,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 99
Fidelity Securities Lending Cash Central Fund	6,154
Total	$ 6,253
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 126,711	$ 19,664	$ 12,068	$ -	$ 169,528
Actua Corp.	-	-	1,988	-	63,259
Alkermes PLC	461,129	44,305	88,079	-	580,112
Alnylam Pharmaceuticals, Inc.	267,636	90,555	62,544	-	506,721
Applied Micro Circuits Corp.	75,923	14,571	11,228	-	37,420
Bluebird Bio, Inc.	15,225	28,401	9,465	-	86,573
Buffalo Wild Wings, Inc.	207,977	-	52,581	-	174,550
Cavium, Inc.	95,096	42,046	21,490	-	173,567
Chimerix, Inc.	28,304	13,756	7,968	-	80,358
Chuy's Holdings, Inc.	48,767	10,397	9,802	-	29,352
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Clovis Oncology, Inc.	$ 129,011	$ -	$ 63,242	$ -	$ -
Cree, Inc.	435,909	40,020	73,835	-	263,391
Cypress Semiconductor Corp.	75,923	2,232	26,474	-	-
Endocyte, Inc.	33,849	33,960	7,769	-	21,828
Exelixis, Inc.	86,258	8,590	23,611	-	-
Fate Therapeutics, Inc.	-	108	298	-	5,569
First Solar, Inc.	-	374,343	21,279	-	259,648
Genmark Diagnostics, Inc.	21,502	6,343	4,598	-	-
Herbalife Ltd.	491,900	2,046	175,726	1,921	-
Home Inns & Hotels Management, Inc. sponsored ADR	92,155	35,936	17,809	-	-
ICG Group, Inc.	53,700	25,075	9,570	-	-
ImmunoGen, Inc.	100,929	1,226	33,549	-	44,340
Immunomedics, Inc.	26,905	-	4,780	-	21,150
Infinera Corp.	89,181	42,985	17,959	-	154,332
Insulet Corp.	129,870	30,374	29,594	-	161,108
Intra-Cellular Therapies, Inc.	6,347	19,613	1,254	-	28,907
Ironwood Pharmaceuticals, Inc. Class A	57,132	36,825	14,892	-	-
Isis Pharmaceuticals, Inc.	364,073	29,372	68,000	-	435,678
K12, Inc.	50,231	-	51,911	-	-
Kate Spade & Co.	-	123,871	38,491	-	256,567
Lexicon Pharmaceuticals, Inc.	101,884	7,113	11,925	-	41,449
lululemon athletica, Inc.	713,512	7,587	84,046	-	410,854
Lumber Liquidators Holdings, Inc.	227,898	3,441	37,550	-	119,494
Marketo, Inc.	1,624	81,354	4,663	-	76,346
Merrimack Pharmaceuticals, Inc.	34,238	6,614	2,796	-	87,434
Metabolix, Inc.	2,378	-	685	-	-
NPS Pharmaceuticals, Inc.	223,552	19,672	44,747	-	253,941
NVIDIA Corp.	712,918	79,936	157,244	14,454	861,599
PrivateBancorp, Inc.	120,452	-	24,808	160	-
Prothena Corp. PLC	49,476	13,220	8,957	-	49,838
Questcor Pharmaceuticals, Inc.	200,784	-	260,315	1,173	-
Rambus, Inc.	81,444	2,084	31,424	-	77,562
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Regulus Therapeutics, Inc.	$ 21,331	$ 8,067	$ 5,117	$ -	$ 61,620
Restoration Hardware Holdings, Inc.	28,116	158,996	13,603	-	179,519
Rigel Pharmaceuticals, Inc.	17,567	601	5,175	-	11,098
Sage Therapeutics, Inc.	-	9,813	-	-	-
Sage Therapeutics, Inc.	-	23,503	994	-	-
salesforce.com, Inc.	1,775,374	1,969	365,730	-	-
Seattle Genetics, Inc.	404,948	6,829	71,187	-	306,182
Silicon Laboratories, Inc.	143,012	19,337	35,475	-	151,414
SodaStream International Ltd.	98,537	-	71,608	-	-
Transition Therapeutics, Inc.	11,180	2,366	2,375	-	12,339
VeriFone Systems, Inc.	-	239,529	16,958	-	231,754
Total	$ 8,541,868	$ 1,768,645	$ 2,219,236	$ 17,708	$ 6,486,401
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of November 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,900,985	$ 5,819,306	$ -	$ 81,679
Consumer Staples	4,132,805	4,132,805	-	-
Energy	1,645,320	1,645,320	-	-
Financials	1,328,331	1,328,331	-	-
Health Care	9,669,818	9,402,988	28,711	238,119
Industrials	3,637,594	3,580,292	-	57,302
Information Technology	14,761,236	14,433,629	15,698	311,909
Materials	961,084	863,144	97,940	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 178,076	$ 178,076	$ -	$ -
Utilities	6,014	6,014	-	-
Money Market Funds	973,688	973,688	-	-
Total Investments in Securities:	$ 43,194,951	$ 42,363,593	$ 142,349	$ 689,009
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 230,902
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	129,207
Cost of Purchases	367,898
Proceeds of Sales	(32,651)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(6,347)
Ending Balance	$ 689,009
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2014	$ 130,351

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through affiliated in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $795,544) - See accompanying schedule: Unaffiliated issuers (cost $17,910,578)	$ 35,734,862
Fidelity Central Funds (cost $973,688)	973,688
Other affiliated issuers (cost $4,393,341)	6,486,401
Total Investments (cost $23,277,607)		$ 43,194,951
Cash		1,242
Receivable for investments sold		25,287
Receivable for fund shares sold		21,869
Dividends receivable		44,430
Distributions receivable from Fidelity Central Funds		411
Prepaid expenses		94
Other receivables		2,819
Total assets		43,291,103

Liabilities
Payable for investments purchased	$ 1,204
Payable for fund shares redeemed	10,799
Accrued management fee	25,353
Other affiliated payables	3,841
Other payables and accrued expenses	1,636
Collateral on securities loaned, at value	841,379
Total liabilities		884,212

Net Assets		$ 42,406,891
Net Assets consist of:
Paid in capital		$ 21,061,551
Undistributed net investment income		55,653
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,372,383
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,917,304
Net Assets		$ 42,406,891

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2014

Growth Company: Net Asset Value, offering price and redemption price per share ($24,165,149 ÷ 177,083 shares)	$ 136.46

Class K: Net Asset Value, offering price and redemption price per share ($18,241,742 ÷ 133,726 shares)	$ 136.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2014

Investment Income
Dividends (including $17,708 earned from other affiliated issuers)		$ 394,593
Income from Fidelity Central Funds		6,253
Total income		400,846

Expenses
Management fee Basic fee	$ 234,120
Performance adjustment	42,839
Transfer agent fees	45,526
Accounting and security lending fees	2,452
Custodian fees and expenses	747
Independent trustees' compensation	179
Registration fees	278
Audit	171
Legal	131
Interest	10
Miscellaneous	394
Total expenses before reductions	326,847
Expense reductions	(153)	326,694
Net investment income (loss)		74,152
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,280,698
Other affiliated issuers	1,022,677
Foreign currency transactions	(136)
Total net realized gain (loss)		6,303,239
Change in net unrealized appreciation (depreciation) on: Investment securities	663,876
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		663,840
Net gain (loss)		6,967,079
Net increase (decrease) in net assets resulting from operations		$ 7,041,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 74,152	$ 156,584
Net realized gain (loss)	6,303,239	9,289,575
Change in net unrealized appreciation (depreciation)	663,840	4,216,509
Net increase (decrease) in net assets resulting from operations	7,041,231	13,662,668
Distributions to shareholders from net investment income	(103,830)	(116,883)
Distributions to shareholders from net realized gain	(3,129,839)	(1,086,760)
Total distributions	(3,233,669)	(1,203,643)
Share transactions - net increase (decrease)	(6,288,051)	(10,274,981)
Total increase (decrease) in net assets	(2,480,489)	2,184,044

Net Assets
Beginning of period	44,887,380	42,703,336
End of period (including undistributed net investment income of $55,653 and undistributed net investment income of $101,945, respectively)	$ 42,406,891	$ 44,887,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 124.69	$ 95.80	$ 85.29	$ 79.40	$ 65.75
Income from Investment Operations
Net investment income (loss) B	.15	.29	.15	.09	.01
Net realized and unrealized gain (loss)	20.49	31.23	13.12	5.80	13.76
Total from investment operations	20.64	31.52	13.27	5.89	13.77
Distributions from net investment income	(.21)	(.19)	(.05)	- F	(.12)
Distributions from net realized gain	(8.67)	(2.44)	(2.71)	-	(.01)
Total distributions	(8.87) G	(2.63)	(2.76)	- F	(.12) H
Net asset value, end of period	$ 136.46	$ 124.69	$ 95.80	$ 85.29	$ 79.40
Total ReturnA	17.80%	33.85%	16.24%	7.42%	20.98%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.83%	.90%	.84%	.89%
Expenses net of fee waivers, if any	.82%	.83%	.90%	.84%	.89%
Expenses net of all reductions	.82%	.83%	.90%	.84%	.89%
Net investment income (loss)	.12%	.27%	.16%	.10%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 24,165	$ 22,936	$ 22,952	$ 24,665	$ 27,742
Portfolio turnover rateD	12% I	26%	33%	36%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 124.68	$ 95.82	$ 85.35	$ 79.48	$ 65.82
Income from Investment Operations
Net investment income (loss) B	.29	.42	.27	.21	.13
Net realized and unrealized gain (loss)	20.48	31.21	13.10	5.80	13.78
Total from investment operations	20.77	31.63	13.37	6.01	13.91
Distributions from net investment income	(.37)	(.34)	(.19)	(.14)	(.24)
Distributions from net realized gain	(8.67)	(2.44)	(2.71)	-	(.01)
Total distributions	(9.04)	(2.77) F	(2.90)	(.14)	(.25)
Net asset value, end of period	$ 136.41	$ 124.68	$ 95.82	$ 85.35	$ 79.48
Total ReturnA	17.93%	34.02%	16.38%	7.57%	21.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.71%	.77%	.70%	.72%
Expenses net of fee waivers, if any	.71%	.71%	.77%	.70%	.72%
Expenses net of all reductions	.71%	.71%	.77%	.70%	.72%
Net investment income (loss)	.24%	.39%	.29%	.24%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 18,242	$ 21,951	$ 15,454	$ 10,568	$ 6,571
Portfolio turnover rateD	12% G	26%	33%	36%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/14 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 689,009	Last transaction price	Transaction price	$0.00 - $133.27 / $69.36	Increase
			Put price	$3.00	Increase
		Market comparable	Discount rate	10.0% - 20.0% / 15.7%	Decrease
			Yield	4.0%	Decrease
			EV/EBITDA multiple	10.0 - 10.3 / 10.0	Increase
			EV/Sales multiple	2.6 - 11.6 / 7.0	Increase
			Tender offer	$19.10	Increase
			Premium	12.8% - 15.0% / 13.3%	Increase
		Net present value	Discount rate	20.0%	Decrease
		Offer Price	Discount rate	10.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,826,195
Gross unrealized depreciation	(957,772)
Net unrealized appreciation (depreciation) on securities	$ 19,868,423

Tax Cost	$ 23,326,528

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 57,136
Undistributed long-term capital gain	$ 1,421,304
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,868,384

The tax character of distributions paid was as follows:

	November 30, 2014	November 30, 2013
Ordinary Income	$ 103,830	$ 116,883
Long-term Capital Gains	3,129,839	1,086,760
Total	$ 3,233,669	$ 1,203,643

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,254,775 and $6,613,035, respectively.

Redemptions In-Kind. During the period, 66,062 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $8,193,940. The net realized gain of $4,670,683 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$ 36,654.16
Class K	8,872.05
	$ 45,526

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $87 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 44,584.32%		$ 10

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $18,506. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,154, including $771 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $8,014. The weighted average interest rate was .59%. The interest expense amounted to two hundred sixty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $77 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $76.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2014	2013A
From net investment income
Growth Company	$ 37,937	$ 45,546
Class K	65,893	54,208
Class F	-	17,129
Total	$ 103,830	$ 116,883
From net realized gain
Growth Company	$ 1,596,300	$ 581,969
Class K	1,533,539	394,416
Class F	-	110,375
Total	$ 3,129,839	$ 1,086,760

A All Class F shores were redeemed on November 19, 2013.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2014	2013 A	2014	2013 A
Growth Company
Shares sold	21,635	29,906	$ 2,682,272	$ 3,214,134
Reinvestment of distributions	13,474	6,560	1,574,166	609,199
Shares redeemed	(41,979) C	(92,101) B	(5,228,521) C	(10,206,119) B
Net increase (decrease)	(6,870)	(55,635)	$ (972,083)	$ (6,382,786)
Class K
Shares sold	33,338	44,824	$ 4,145,380	$ 4,751,396
Reinvestment of distributions	13,711	4,837	1,599,432	448,624
Shares redeemed	(89,381) C	(34,879)	(11,060,780) C	(3,700,595)
Net increase (decrease)	(42,332)	14,782	$ (5,315,968)	$ 1,499,425

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2014	2013 A	2014	2013 A
Class F
Shares sold	-	7,178	$ -	$ 760,652
Reinvestment of distributions	-	1,375	-	127,504
Shares redeemed	-	(53,394) B	-	(6,279,776) B
Net increase (decrease)	-	(44,841)	$ -	$ (5,391,620)

A All Class F shores were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

C Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Growth Company	12/08/14	12/05/14	$0.127	$4.360
Growth Company	01/20/15	01/16/15	$0.000	$0.209

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2014, $1,618,413,467, or, if subsequently determined to be different, the net capital gain of such year.

Growth Company designates 100% of the dividends distributed respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Company designates 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-UANN-0115
1.786708.111

Fidelity®

Growth Company

Fund -
Class K

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	17.93%	19.12%	11.50%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Class K shares returned 17.93%, outperforming the 16.45% gain of the Russell 3000® Growth Index. Versus the index, the fund's stake in Keurig Green Mountain (formerly Green Mountain Coffee Roasters) was the biggest contributor this period. In early February, the company announced an agreement with Coca-Cola to form a new division, "Keurig Cold," to produce single-serve cold beverages. Subsequently, Coca-Cola raised its stake in Keurig to 16%, making it the largest shareholder. The stock rose again in August when the firm unveiled a partnership with major consumer food/beverage manufacturer Kraft Foods Group to offer Maxwell House, Yuban and Gevalia K-Cups. Larger-than-benchmark stakes in Regeneron Pharmaceuticals and social media giant Facebook also helped. Conversely, longtime fund holding athletic apparel retailer lululemon athletica was the fund's biggest detractor. The non-index stock continued to struggle as the firm faced a slowdown in same-store sales. I sold some of the position to take profits as the stock recovered later in the period. In the information technology sector, the fund's overweighting in Cree, a maker of LED (light-emitting diode) light bulbs and fixtures, hurt. The stock was hampered when the firm reported consecutive quarters of weaker-than-expected financials results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Growth Company	.81%
Actual		$ 1,000.00	$ 1,112.60	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10
Class K	.70%
Actual		$ 1,000.00	$ 1,113.20	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.6
salesforce.com, Inc.	3.9	3.8
Regeneron Pharmaceuticals, Inc.	2.4	2.0
Facebook, Inc. Class A	2.3	2.2
Google, Inc. Class A	2.2	2.5
Google, Inc. Class C	2.1	2.4
NVIDIA Corp.	2.0	2.0
Gilead Sciences, Inc.	1.8	1.7
Alexion Pharmaceuticals, Inc.	1.5	1.5
Keurig Green Mountain, Inc.	1.5	1.3
	25.6
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.8	33.4
Health Care	22.8	20.0
Consumer Discretionary	13.9	13.8
Consumer Staples	9.8	11.5
Industrials	8.6	8.7
Asset Allocation (% of fund's net assets)
As of November 30, 2014*		As of May 31, 2014**
	Stocks 98.2%		Stocks 98.9%
	Convertible Securities 1.4%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	6.4%	** Foreign investments	7.6%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 0.1%
Johnson Controls, Inc.	627,300	$ 31,365
Automobiles - 0.3%
Tesla Motors, Inc. (a)(d)	531,900	130,060
Hotels, Restaurants & Leisure - 3.4%
Buffalo Wild Wings, Inc. (a)(e)	1,025,500	174,550
China Lodging Group Ltd. ADR (a)	369,900	9,244
Chipotle Mexican Grill, Inc. (a)	299,800	198,953
Chuy's Holdings, Inc. (a)(e)	1,370,942	29,352
Domino's Pizza, Inc.	26,900	2,525
Dunkin' Brands Group, Inc.	2,093,440	101,218
Home Inns & Hotels Management, Inc. sponsored ADR (a)	2,727,722	84,178
Hyatt Hotels Corp. Class A (a)	842,740	49,663
Las Vegas Sands Corp.	751,200	47,844
McDonald's Corp.	1,674,600	162,118
Panera Bread Co. Class A (a)	125,000	20,925
Starbucks Corp.	3,731,800	303,059
Starwood Hotels & Resorts Worldwide, Inc.	1,810,800	143,053
Yum! Brands, Inc.	1,456,400	112,507
		1,439,189
Household Durables - 0.0%
Tempur Sealy International, Inc. (a)	325,200	18,553
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	1,659,101	561,838
Ctrip.com International Ltd. sponsored ADR (a)	666,100	36,023
Groupon, Inc. Class A (a)	3,484,900	26,241
JD.com, Inc. sponsored ADR (d)	285,800	6,722
Netflix, Inc. (a)	169,800	58,851
priceline.com, Inc. (a)	242,368	281,193
Qunar Cayman Islands Ltd. sponsored ADR	208,900	5,448
The Honest Co., Inc. (g)	39,835	1,076
TripAdvisor, Inc. (a)	226,100	16,652
Vipshop Holdings Ltd. ADR (a)(d)	2,129,200	48,674
Wayfair, LLC. (d)	99,200	2,407
		1,045,125
Media - 1.4%
CBS Corp. Class B	92,200	5,060
Comcast Corp. Class A	7,146,100	407,614
Lions Gate Entertainment Corp.	334,092	11,326
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	1,174,500	$ 108,653
Twenty-First Century Fox, Inc. Class A	1,426,700	52,503
		585,156
Multiline Retail - 0.4%
Dollar General Corp. (a)	318,200	21,237
Dollar Tree, Inc. (a)	751,800	51,393
Nordstrom, Inc.	527,000	40,242
Ryohin Keikaku Co. Ltd.	81,600	9,561
Target Corp.	602,889	44,614
		167,047
Specialty Retail - 2.4%
AutoNation, Inc. (a)	625,600	37,186
Bed Bath & Beyond, Inc. (a)	381,600	27,998
CarMax, Inc. (a)	1,747,721	99,585
Five Below, Inc. (a)(d)	1,842,616	85,976
Home Depot, Inc.	3,637,800	361,597
L Brands, Inc.	900,300	72,834
Lumber Liquidators Holdings, Inc. (a)(d)(e)	1,879,133	119,494
Restoration Hardware Holdings, Inc. (a)(e)	2,125,245	179,519
Tiffany & Co., Inc.	145,100	15,659
Urban Outfitters, Inc. (a)	385,500	12,459
		1,012,307
Textiles, Apparel & Luxury Goods - 3.3%
Fossil Group, Inc. (a)	189,400	21,160
Kate Spade & Co. (a)(e)	8,010,215	256,567
lululemon athletica, Inc. (a)(d)(e)	8,525,710	410,854
Michael Kors Holdings Ltd. (a)	830,222	63,686
NIKE, Inc. Class B	2,935,500	291,466
Prada SpA (d)	2,623,000	16,979
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(e)	3,384,736	207,857
Tory Burch LLC (a)(f)(g)	324,840	26,153
Under Armour, Inc. Class A (sub. vtg.) (a)	806,500	58,463
VF Corp.	858,700	64,548
		1,417,733
TOTAL CONSUMER DISCRETIONARY		5,846,535
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 9.8%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	34,800	$ 3,355
Dr. Pepper Snapple Group, Inc.	430,500	31,857
Monster Beverage Corp. (a)	4,186,506	469,517
PepsiCo, Inc.	2,325,940	232,827
The Coca-Cola Co.	8,928,500	400,265
		1,137,821
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	1,461,000	207,637
CVS Health Corp.	828,900	75,728
Drogasil SA	2,790,473	26,996
Kroger Co.	1,286,525	76,986
Sprouts Farmers Market LLC (a)	1,089,500	34,635
Walgreen Co.	736,300	50,518
Whole Foods Market, Inc.	1,028,400	50,422
		522,922
Food Products - 3.4%
Archer Daniels Midland Co.	2,689,600	141,688
Associated British Foods PLC	1,227,300	61,403
Bunge Ltd.	1,624,300	147,438
Campbell Soup Co.	248,300	11,243
General Mills, Inc.	665,800	35,121
Kellogg Co.	643,900	42,658
Keurig Green Mountain, Inc.	4,426,453	629,176
Kraft Foods Group, Inc.	350,000	21,060
Mead Johnson Nutrition Co. Class A	2,089,100	216,932
Mondelez International, Inc.	364,200	14,277
The Hain Celestial Group, Inc. (a)	91,900	10,405
The Hershey Co.	546,000	54,753
Tyson Foods, Inc. Class A	1,252,600	53,035
Want Want China Holdings Ltd.	2,687,000	3,527
		1,442,716
Household Products - 0.8%
Church & Dwight Co., Inc.	465,900	35,739
Colgate-Palmolive Co.	1,655,200	115,185
Kimberly-Clark Corp.	430,400	50,180
Procter & Gamble Co.	1,286,783	116,364
		317,468
Personal Products - 0.4%
Herbalife Ltd.	4,121,310	178,247
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	4,120,980	$ 207,120
Japan Tobacco, Inc.	620,300	19,869
Lorillard, Inc.	1,734,300	109,504
Philip Morris International, Inc.	2,267,780	197,138
		533,631
TOTAL CONSUMER STAPLES		4,132,805
ENERGY - 3.9%
Energy Equipment & Services - 0.9%
FMC Technologies, Inc. (a)	1,196,200	57,142
Halliburton Co.	2,722,700	114,898
Schlumberger Ltd.	2,623,697	225,507
		397,547
Oil, Gas & Consumable Fuels - 3.0%
Anadarko Petroleum Corp.	1,501,594	118,851
Cabot Oil & Gas Corp.	1,460,400	48,252
Cheniere Energy, Inc. (a)	53,700	3,544
Chesapeake Energy Corp.	1,650,000	33,429
Concho Resources, Inc. (a)	1,347,700	128,368
Continental Resources, Inc. (a)(d)	3,460,000	141,791
Devon Energy Corp.	598,700	35,305
EOG Resources, Inc.	2,151,400	186,569
Golar LNG Ltd.	551,200	22,886
Hess Corp.	818,800	59,715
Noble Energy, Inc.	1,505,111	74,021
Occidental Petroleum Corp.	584,600	46,634
PDC Energy, Inc. (a)	1,042,300	30,758
Pioneer Natural Resources Co.	1,581,507	226,519
Range Resources Corp.	423,789	27,822
Southwestern Energy Co. (a)	306,900	9,876
Valero Energy Corp.	935,700	45,484
Whiting Petroleum Corp. (a)	190,300	7,949
		1,247,773
TOTAL ENERGY		1,645,320
FINANCIALS - 3.1%
Banks - 1.0%
Bank of America Corp.	2,061,400	35,126
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Citigroup, Inc.	455,780	$ 24,598
HDFC Bank Ltd. sponsored ADR	1,882,200	100,302
JPMorgan Chase & Co.	1,333,300	80,211
PrivateBancorp, Inc.	3,505,626	110,252
Signature Bank (a)	406,285	49,270
Wells Fargo & Co.	589,500	32,116
		431,875
Capital Markets - 1.3%
BlackRock, Inc. Class A	565,500	203,060
Charles Schwab Corp.	6,682,275	189,242
Evercore Partners, Inc. Class A	464,800	23,472
Morgan Stanley	2,153,800	75,771
T. Rowe Price Group, Inc.	612,600	51,134
		542,679
Consumer Finance - 0.6%
American Express Co.	1,246,848	115,234
Discover Financial Services	2,268,844	148,723
		263,957
Diversified Financial Services - 0.0%
BM&F BOVESPA SA	5,757,397	23,577
Real Estate Investment Trusts - 0.1%
American Tower Corp.	289,400	30,390
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	1,928,635	35,853
TOTAL FINANCIALS		1,328,331
HEALTH CARE - 22.3%
Biotechnology - 16.3%
ACADIA Pharmaceuticals, Inc. (a)	5,675,523	169,528
Agios Pharmaceuticals, Inc. (a)	1,449,280	146,102
Alexion Pharmaceuticals, Inc. (a)	3,317,460	646,573
Alkermes PLC (a)(e)	10,543,656	580,112
Alnylam Pharmaceuticals, Inc. (a)(e)	5,039,491	506,721
Amgen, Inc.	2,712,500	448,403
Array BioPharma, Inc. (a)	2,482,770	10,006
Avalanche Biotechnologies, Inc. (a)(d)	918,052	36,254
Biogen Idec, Inc. (a)	998,200	307,136
Bluebird Bio, Inc. (a)(d)(e)	2,099,756	86,573
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Celgene Corp. (a)	1,878,588	$ 213,577
Celldex Therapeutics, Inc. (a)	3,387,323	68,695
Cepheid, Inc. (a)	1,950,755	107,448
Chimerix, Inc. (a)(e)	2,280,300	80,358
Clovis Oncology, Inc. (a)(d)	842,600	40,091
Dicerna Pharmaceuticals, Inc.	824,350	9,744
Eleven Biotherapeutics, Inc. (d)	621,400	7,072
Exelixis, Inc. (a)(d)	8,392,187	13,931
Fate Therapeutics, Inc. (a)(e)	1,484,987	5,569
FibroGen, Inc.	506,700	11,477
Genocea Biosciences, Inc.	627,130	5,688
Gilead Sciences, Inc. (a)	7,683,700	770,829
ImmunoGen, Inc. (a)(d)(e)	4,309,020	44,340
Immunomedics, Inc. (a)(d)(e)	5,120,950	21,150
Infinity Pharmaceuticals, Inc. (a)	361,200	5,422
Intercept Pharmaceuticals, Inc. (a)	37,957	5,456
Intrexon Corp. (a)(d)	552,675	14,662
Ironwood Pharmaceuticals, Inc. Class A (a)	6,567,720	90,897
Isis Pharmaceuticals, Inc. (a)(d)(e)	8,412,397	435,678
Kite Pharma, Inc. (d)	138,700	5,823
Lexicon Pharmaceuticals, Inc. (a)(d)(e)	40,636,582	41,449
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	9,545,191	87,434
Momenta Pharmaceuticals, Inc. (a)	1,126,000	13,208
NPS Pharmaceuticals, Inc. (a)(e)	7,653,431	253,941
Prothena Corp. PLC (a)(e)	2,056,018	49,838
Regeneron Pharmaceuticals, Inc. (a)	2,443,823	1,016,899
Regulus Therapeutics, Inc. (a)(d)(e)	3,288,170	61,620
Rigel Pharmaceuticals, Inc. (a)(e)	5,185,895	11,098
Sage Therapeutics, Inc. (a)(d)	897,689	35,495
Sage Therapeutics, Inc.	735,693	26,180
Seattle Genetics, Inc. (a)(d)(e)	8,402,373	306,182
Synageva BioPharma Corp. (a)	404,400	32,837
Transition Therapeutics, Inc. (a)(e)	1,931,020	12,339
Ultragenyx Pharmaceutical, Inc.	501,700	21,869
uniQure B.V.	51,200	771
Versartis, Inc. (a)(d)	656,594	11,832
Vertex Pharmaceuticals, Inc. (a)	430,267	50,720
		6,929,027
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	739,300	32,906
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Align Technology, Inc. (a)	273,856	$ 15,582
Baxter International, Inc.	1,000,200	73,015
DexCom, Inc. (a)	371,500	19,117
Genmark Diagnostics, Inc. (a)(d)	1,975,353	22,440
Halyard Health, Inc. (a)(d)	54,687	2,144
Insulet Corp. (a)(e)	3,458,000	161,108
Intuitive Surgical, Inc. (a)	102,493	53,068
Novadaq Technologies, Inc. (a)	279,900	4,017
Roka Bioscience, Inc.	710,289	2,531
St. Jude Medical, Inc.	525,500	35,713
		421,641
Health Care Providers & Services - 1.0%
Apollo Hospitals Enterprise Ltd. (a)	720,000	13,496
Catamaran Corp. (a)	575,828	29,353
Community Health Systems, Inc. (a)	498,900	23,488
Express Scripts Holding Co. (a)	591,103	49,150
HCA Holdings, Inc. (a)	609,000	42,441
McKesson Corp.	1,013,200	213,542
Phoenix Healthcare Group Ltd.	469,500	920
UnitedHealth Group, Inc.	584,700	57,669
		430,059
Health Care Technology - 0.6%
athenahealth, Inc. (a)(d)	906,600	106,344
Castlight Health, Inc. Class B (a)(d)	2,719,598	33,805
Cerner Corp. (a)	1,967,000	126,675
		266,824
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	581,238	110,953
Pharmaceuticals - 3.1%
AbbVie, Inc.	1,504,300	104,098
Actavis PLC (a)	541,005	146,401
Adimab LLC unit (f)(g)	2,531,646	36,000
Allergan, Inc.	895,100	191,453
Bristol-Myers Squibb Co.	3,039,900	179,506
Catalent, Inc. (a)	942,000	27,120
Endocyte, Inc. (a)(d)(e)	3,363,315	21,828
Hospira, Inc. (a)	4,247,740	253,335
Intra-Cellular Therapies, Inc. (a)(d)(e)	2,011,612	28,907
Jazz Pharmaceuticals PLC (a)	568,300	100,640
Mylan, Inc. (a)	1,198,100	70,221
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	367,100	$ 20,917
Valeant Pharmaceuticals International (Canada) (a)	883,361	128,769
		1,309,195
TOTAL HEALTH CARE		9,467,699
INDUSTRIALS - 8.5%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	2,581,800	255,779
Lockheed Martin Corp.	786,000	150,566
The Boeing Co.	1,010,500	135,771
		542,116
Air Freight & Logistics - 0.6%
FedEx Corp.	131,300	23,395
United Parcel Service, Inc. Class B	1,473,200	161,934
XPO Logistics, Inc. (a)(d)	1,058,124	40,928
		226,257
Airlines - 3.0%
American Airlines Group, Inc.	1,271,500	61,706
Azul-Linhas Aereas Brasileiras warrants (g)	1,017,079	0
Delta Air Lines, Inc.	2,902,600	135,464
JetBlue Airways Corp. (a)(d)	12,565,323	183,831
Ryanair Holdings PLC sponsored ADR (a)	639,500	40,218
Southwest Airlines Co.	6,929,515	289,792
Spirit Airlines, Inc. (a)	1,900,360	157,141
United Continental Holdings, Inc. (a)	5,850,100	358,202
Virgin America, Inc.	1,113,700	41,964
		1,268,318
Building Products - 0.0%
A.O. Smith Corp.	32,800	1,769
Construction & Engineering - 0.1%
Fluor Corp.	565,000	35,024
Electrical Equipment - 0.6%
Eaton Corp. PLC	696,000	47,210
Emerson Electric Co.	1,385,700	88,338
Enphase Energy, Inc. (a)(d)	772,412	8,118
Rockwell Automation, Inc.	801,700	92,524
SolarCity Corp. (a)(d)	243,600	13,398
		249,588
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.9%
3M Co.	1,439,200	$ 230,402
Danaher Corp.	1,889,500	157,887
		388,289
Machinery - 0.7%
Caterpillar, Inc.	931,600	93,719
Cummins, Inc.	813,100	118,404
Deere & Co.	485,700	42,071
Illinois Tool Works, Inc.	452,400	42,946
ITT Corp.	131,700	5,452
Xylem, Inc.	192,887	7,395
		309,987
Road & Rail - 1.3%
Kansas City Southern	215,800	25,667
Union Pacific Corp.	4,566,900	533,277
		558,944
TOTAL INDUSTRIALS		3,580,292
INFORMATION TECHNOLOGY - 34.1%
Communications Equipment - 1.5%
Arista Networks, Inc. (d)	84,400	6,403
Cisco Systems, Inc.	452,900	12,518
Infinera Corp. (a)(e)	11,322,928	154,332
Palo Alto Networks, Inc. (a)	31,100	3,825
QUALCOMM, Inc.	6,007,067	437,915
Ruckus Wireless, Inc. (a)	256,300	2,937
ViaSat, Inc. (a)(d)	403,529	26,754
		644,684
Electronic Equipment & Components - 0.1%
Corning, Inc.	750,400	15,773
Trimble Navigation Ltd. (a)	976,700	27,470
		43,243
Internet Software & Services - 8.9%
Actua Corp. (a)(e)	3,751,987	63,259
Akamai Technologies, Inc. (a)	1,262,800	81,590
Alibaba Group Holding Ltd. sponsored ADR	1,069,600	119,410
Baidu.com, Inc. sponsored ADR (a)	168,000	41,178
Demandware, Inc. (a)	684,373	38,325
Dropbox, Inc. (a)(g)	1,105,082	21,107
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
eBay, Inc. (a)	2,397,200	$ 131,558
Facebook, Inc. Class A (a)	12,684,101	985,555
Google, Inc.:
Class A (a)	1,665,778	914,645
Class C (a)	1,608,078	871,305
HomeAway, Inc. (a)	69,600	2,183
IAC/InterActiveCorp	144,700	9,446
LinkedIn Corp. (a)	252,500	57,133
Marketo, Inc. (a)(d)(e)	2,388,801	76,346
MercadoLibre, Inc.	203,700	28,709
NAVER Corp.	12,636	8,581
Opower, Inc.	626,720	9,758
Pandora Media, Inc. (a)	785,369	15,440
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	186,700	13,877
Rackspace Hosting, Inc. (a)	2,920,479	134,079
Tencent Holdings Ltd.	978,500	15,698
Twitter, Inc.	1,443,600	60,256
Wix.com Ltd. (a)(d)	1,332,200	28,522
Yahoo!, Inc. (a)	330,061	17,077
Yandex NV (a)	228,200	5,687
Yelp, Inc. (a)(d)	51,000	2,912
		3,753,636
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	1,340,132	72,354
IBM Corp.	1,222,700	198,285
MasterCard, Inc. Class A	4,001,400	349,282
QIWI PLC Class B sponsored ADR	739,037	20,575
VeriFone Systems, Inc. (a)(e)	6,499,000	231,754
Visa, Inc. Class A	1,785,900	461,102
		1,333,352
Semiconductors & Semiconductor Equipment - 5.6%
Applied Micro Circuits Corp. (a)(e)	6,331,592	37,420
ASML Holding NV	221,093	23,365
Broadcom Corp. Class A	2,017,900	87,032
Cavium, Inc. (a)(e)	3,066,560	173,567
Cree, Inc. (a)(d)(e)	7,247,971	263,391
Cypress Semiconductor Corp.	5,405,040	57,293
First Solar, Inc. (a)(e)	5,320,663	259,648
Integrated Device Technology, Inc. (a)	821,400	15,327
Intel Corp.	415,100	15,462
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
KLA-Tencor Corp.	347,000	$ 24,096
Marvell Technology Group Ltd.	1,305,310	18,692
Mellanox Technologies Ltd. (a)(d)	989,089	42,185
Micron Technology, Inc. (a)	404,600	14,545
NVIDIA Corp. (e)	41,087,224	861,599
Rambus, Inc. (a)(e)	6,545,300	77,562
Silicon Laboratories, Inc. (a)(e)	3,338,780	151,414
Skyworks Solutions, Inc.	285,331	19,251
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,867,700	43,835
Texas Instruments, Inc.	2,976,800	161,997
Xilinx, Inc.	571,500	25,969
		2,373,650
Software - 8.5%
Activision Blizzard, Inc.	5,683,532	123,048
Adobe Systems, Inc. (a)	2,083,536	153,515
Autodesk, Inc. (a)	645,300	40,009
Citrix Systems, Inc. (a)	188,077	12,471
Electronic Arts, Inc. (a)	69,752	3,064
Fleetmatics Group PLC (a)	260,500	9,167
Guidewire Software, Inc. (a)	1,139,800	57,526
Intuit, Inc.	499,600	46,897
Microsoft Corp.	10,884,317	520,379
Mobileye NV (a)(d)	107,300	4,730
Oracle Corp.	4,627,300	196,244
Red Hat, Inc. (a)	6,464,186	401,749
salesforce.com, Inc. (a)	27,768,212	1,662,483
ServiceNow, Inc. (a)	3,270,500	209,181
Splunk, Inc. (a)	1,402,700	94,121
Tableau Software, Inc. (a)	58,900	4,941
VMware, Inc. Class A (a)	113,333	9,969
Zendesk, Inc. (d)	1,629,800	38,724
		3,588,218
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	20,984,848	2,495,725
NetApp, Inc.	360,786	15,351
Nimble Storage, Inc. (d)	1,171,682	30,897
Samsung Electronics Co. Ltd.	9,759	11,282
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
SanDisk Corp.	1,423,900	$ 147,317
Stratasys Ltd. (a)(d)	324,399	33,079
		2,733,651
TOTAL INFORMATION TECHNOLOGY		14,470,434
MATERIALS - 2.3%
Chemicals - 1.7%
CF Industries Holdings, Inc.	288,585	77,384
E.I. du Pont de Nemours & Co.	1,206,700	86,158
Eastman Chemical Co.	551,300	45,714
Metabolix, Inc. (a)(d)	1,373,999	756
Monsanto Co.	3,606,471	432,452
Praxair, Inc.	282,200	36,229
The Dow Chemical Co.	617,500	30,054
The Mosaic Co.	379,700	17,379
		726,126
Construction Materials - 0.2%
Caesarstone Sdot-Yam Ltd.	1,266,027	78,494
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	4,754,200	97,940
Barrick Gold Corp. (d)	462,000	5,495
Fortescue Metals Group Ltd. (d)	9,098,984	22,762
Freeport-McMoRan, Inc.	855,600	22,973
Nucor Corp.	136,000	7,294
		156,464
TOTAL MATERIALS		961,084
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	120,500	6,025
Verizon Communications, Inc.	2,735,100	138,369
		144,394
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	1,153,900	33,682
TOTAL TELECOMMUNICATION SERVICES		178,076
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Vivint Solar, Inc.	595,400	$ 6,014
TOTAL COMMON STOCKS (Cost $21,816,616)		41,616,590
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc.:
8.00% (a)(g)	17,901,305	23,264
Series G, 8.00% (g)	2,750,007	3,574
		26,838
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series C (g)	92,950	2,510
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(g)	1,506,412	12,157
Series D (g)	424,747	3,428
		15,585
Media - 0.0%
Turn, Inc. Series E (g)	984,774	5,889
TOTAL CONSUMER DISCRETIONARY		50,822
HEALTH CARE - 0.5%
Biotechnology - 0.3%
Ariosa Diagnostics (a)(g)	422,235	7,685
Ariosa Diagnostics Series B (a)(g)	26,588	484
Intarcia Therapeutics, Inc. (a)(g)	1,051,411	34,055
Intarcia Therapeutics, Inc. Series DD (g)	1,543,687	50,000
Juno Therapeutics, Inc. Series B, 8.00% (g)	6,776,557	36,593
Seres Health, Inc. 8.00% (g)	572,827	6,967
		135,784
Life Sciences Tools & Services - 0.1%
Penumbra, Inc. (g)	1,128,787	16,503
Pharmaceuticals - 0.1%
aTyr Pharma, Inc. 8.00% (a)(g)	7,513,149	19,001
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Kolltan Pharmaceuticals, Inc. Series D (g)	7,940,644	$ 7,941
Syros Pharmaceuticals, Inc. Series B, 6.00% (g)	3,779,290	11,890
		38,832
TOTAL HEALTH CARE		191,119
INDUSTRIALS - 0.1%
Airlines - 0.1%
Azul-Linhas Aereas Brasileiras Series B (g)	1,017,079	40,702
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (g)	2,990,903	16,600
TOTAL INDUSTRIALS		57,302
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.4%
New Relic, Inc. Series F (g)	400,974	8,300
Uber Technologies, Inc. 8.00% (g)	1,192,545	158,930
		167,230
IT Services - 0.1%
AppNexus, Inc. Series E (g)	923,523	21,730
Nutanix, Inc. Series E (g)	1,151,309	15,424
		37,154
Software - 0.1%
Apptio, Inc. Series E, 8.00% (a)(g)	881,266	24,041
Cloudera, Inc. Series F (g)	529,285	10,236
Cloudflare, Inc. (g)	1,429,726	8,758
MongoDB, Inc. Series F, 8.00% (a)(g)	1,913,404	20,359
		63,394
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.1%
Pure Storage, Inc.:
Series E (a)(g)	1,004,190	$ 15,645
Series F (g)	473,649	7,379
		23,024
TOTAL INFORMATION TECHNOLOGY		290,802
TOTAL CONVERTIBLE PREFERRED STOCKS		590,045
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(f)(g)	619,048	3,628
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (g)	468,823	10,000
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (a)(g)	7,960,663	130
Equilibrate Worldwide Therapeutics Series D (a)(g)	7,960,663	320
Neuropathic Worldwide Therapeutics Series D (a)(g)	7,960,663	60
Oculus Worldwide Therapeutics Series D (a)(g)	7,960,663	100
Orchestrate U.S. Therapeutics, Inc. Series D (a)(g)	7,960,663	140
Orchestrate Worldwide Therapeutics Series D (a)(g)	7,960,663	250
		1,000
TOTAL HEALTH CARE		11,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS		14,628
TOTAL PREFERRED STOCKS (Cost $487,303)		604,673
Money Market Funds - 2.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	132,308,789	$ 132,309
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	841,378,946	841,379
TOTAL MONEY MARKET FUNDS (Cost $973,688)		973,688
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $23,277,607)		43,194,951
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(788,060)
NET ASSETS - 100%		$ 42,406,891
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $689,006,000 or 1.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Adimab LLC unit	9/17/14	$ 36,000
AppNexus, Inc. Series E	8/1/14	$ 18,500
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Ariosa Diagnostics	11/30/11 - 3/1/13	$ 5,101
Ariosa Diagnostics Series B	3/1/13	$ 321
Security	Acquisition Date	Acquisition Cost (000s)
aTyr Pharma, Inc. 8.00%	4/8/13	$ 19,001
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$ 43,140
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$ 0
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$ 19,570
Cloudera, Inc. Series F	2/5/14	$ 7,706
Cloudflare, Inc.	11/5/14	$ 8,758
Domo, Inc. Series D	1/24/14	$ 12,362
Dropbox, Inc.	5/2/12	$ 10,000
Equilibrate Asia Therapeutics Series D	5/17/13	$ 130
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 320
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$ 50,000
Juno Therapeutics, Inc. Series B, 8.00%	8/1/14	$ 18,500
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 7,941
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
Security	Acquisition Date	Acquisition Cost (000s)
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 60
New Relic, Inc. Series F	4/17/14	$ 11,602
NJOY, Inc. Series C	6/7/13	$ 12,176
NJOY, Inc. Series D	2/14/14	$ 7,189
Nutanix, Inc. Series E	8/26/14	$ 15,424
Oculus Worldwide Therapeutics Series D	5/17/13	$ 100
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 140
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 250
Penumbra, Inc.	5/16/14	$ 14,900
Pure Storage, Inc. Series E	8/22/13	$ 6,961
Pure Storage, Inc. Series F	4/17/14	$ 7,449
Roku, Inc. 8.00%	5/7/13 - 5/28/13	$ 16,212
Roku, Inc. Series G, 8.00%	10/1/14	$ 3,574
Seres Health, Inc. 8.00%	11/24/14	$ 6,967
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 11,890
The Honest Co., Inc.	8/21/14	$ 1,078
Security	Acquisition Date	Acquisition Cost (000s)
The Honest Co., Inc. Series C	8/21/14	$ 2,515
Tory Burch LLC	12/31/12	$ 17,772
Turn, Inc. Series E	12/30/13	$ 8,213
Uber Technologies, Inc. 8.00%	6/6/14	$ 74,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 99
Fidelity Securities Lending Cash Central Fund	6,154
Total	$ 6,253
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 126,711	$ 19,664	$ 12,068	$ -	$ 169,528
Actua Corp.	-	-	1,988	-	63,259
Alkermes PLC	461,129	44,305	88,079	-	580,112
Alnylam Pharmaceuticals, Inc.	267,636	90,555	62,544	-	506,721
Applied Micro Circuits Corp.	75,923	14,571	11,228	-	37,420
Bluebird Bio, Inc.	15,225	28,401	9,465	-	86,573
Buffalo Wild Wings, Inc.	207,977	-	52,581	-	174,550
Cavium, Inc.	95,096	42,046	21,490	-	173,567
Chimerix, Inc.	28,304	13,756	7,968	-	80,358
Chuy's Holdings, Inc.	48,767	10,397	9,802	-	29,352
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Clovis Oncology, Inc.	$ 129,011	$ -	$ 63,242	$ -	$ -
Cree, Inc.	435,909	40,020	73,835	-	263,391
Cypress Semiconductor Corp.	75,923	2,232	26,474	-	-
Endocyte, Inc.	33,849	33,960	7,769	-	21,828
Exelixis, Inc.	86,258	8,590	23,611	-	-
Fate Therapeutics, Inc.	-	108	298	-	5,569
First Solar, Inc.	-	374,343	21,279	-	259,648
Genmark Diagnostics, Inc.	21,502	6,343	4,598	-	-
Herbalife Ltd.	491,900	2,046	175,726	1,921	-
Home Inns & Hotels Management, Inc. sponsored ADR	92,155	35,936	17,809	-	-
ICG Group, Inc.	53,700	25,075	9,570	-	-
ImmunoGen, Inc.	100,929	1,226	33,549	-	44,340
Immunomedics, Inc.	26,905	-	4,780	-	21,150
Infinera Corp.	89,181	42,985	17,959	-	154,332
Insulet Corp.	129,870	30,374	29,594	-	161,108
Intra-Cellular Therapies, Inc.	6,347	19,613	1,254	-	28,907
Ironwood Pharmaceuticals, Inc. Class A	57,132	36,825	14,892	-	-
Isis Pharmaceuticals, Inc.	364,073	29,372	68,000	-	435,678
K12, Inc.	50,231	-	51,911	-	-
Kate Spade & Co.	-	123,871	38,491	-	256,567
Lexicon Pharmaceuticals, Inc.	101,884	7,113	11,925	-	41,449
lululemon athletica, Inc.	713,512	7,587	84,046	-	410,854
Lumber Liquidators Holdings, Inc.	227,898	3,441	37,550	-	119,494
Marketo, Inc.	1,624	81,354	4,663	-	76,346
Merrimack Pharmaceuticals, Inc.	34,238	6,614	2,796	-	87,434
Metabolix, Inc.	2,378	-	685	-	-
NPS Pharmaceuticals, Inc.	223,552	19,672	44,747	-	253,941
NVIDIA Corp.	712,918	79,936	157,244	14,454	861,599
PrivateBancorp, Inc.	120,452	-	24,808	160	-
Prothena Corp. PLC	49,476	13,220	8,957	-	49,838
Questcor Pharmaceuticals, Inc.	200,784	-	260,315	1,173	-
Rambus, Inc.	81,444	2,084	31,424	-	77,562
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Regulus Therapeutics, Inc.	$ 21,331	$ 8,067	$ 5,117	$ -	$ 61,620
Restoration Hardware Holdings, Inc.	28,116	158,996	13,603	-	179,519
Rigel Pharmaceuticals, Inc.	17,567	601	5,175	-	11,098
Sage Therapeutics, Inc.	-	9,813	-	-	-
Sage Therapeutics, Inc.	-	23,503	994	-	-
salesforce.com, Inc.	1,775,374	1,969	365,730	-	-
Seattle Genetics, Inc.	404,948	6,829	71,187	-	306,182
Silicon Laboratories, Inc.	143,012	19,337	35,475	-	151,414
SodaStream International Ltd.	98,537	-	71,608	-	-
Transition Therapeutics, Inc.	11,180	2,366	2,375	-	12,339
VeriFone Systems, Inc.	-	239,529	16,958	-	231,754
Total	$ 8,541,868	$ 1,768,645	$ 2,219,236	$ 17,708	$ 6,486,401
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of November 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,900,985	$ 5,819,306	$ -	$ 81,679
Consumer Staples	4,132,805	4,132,805	-	-
Energy	1,645,320	1,645,320	-	-
Financials	1,328,331	1,328,331	-	-
Health Care	9,669,818	9,402,988	28,711	238,119
Industrials	3,637,594	3,580,292	-	57,302
Information Technology	14,761,236	14,433,629	15,698	311,909
Materials	961,084	863,144	97,940	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 178,076	$ 178,076	$ -	$ -
Utilities	6,014	6,014	-	-
Money Market Funds	973,688	973,688	-	-
Total Investments in Securities:	$ 43,194,951	$ 42,363,593	$ 142,349	$ 689,009
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 230,902
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	129,207
Cost of Purchases	367,898
Proceeds of Sales	(32,651)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(6,347)
Ending Balance	$ 689,009
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2014	$ 130,351

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through affiliated in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $795,544) - See accompanying schedule: Unaffiliated issuers (cost $17,910,578)	$ 35,734,862
Fidelity Central Funds (cost $973,688)	973,688
Other affiliated issuers (cost $4,393,341)	6,486,401
Total Investments (cost $23,277,607)		$ 43,194,951
Cash		1,242
Receivable for investments sold		25,287
Receivable for fund shares sold		21,869
Dividends receivable		44,430
Distributions receivable from Fidelity Central Funds		411
Prepaid expenses		94
Other receivables		2,819
Total assets		43,291,103

Liabilities
Payable for investments purchased	$ 1,204
Payable for fund shares redeemed	10,799
Accrued management fee	25,353
Other affiliated payables	3,841
Other payables and accrued expenses	1,636
Collateral on securities loaned, at value	841,379
Total liabilities		884,212

Net Assets		$ 42,406,891
Net Assets consist of:
Paid in capital		$ 21,061,551
Undistributed net investment income		55,653
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,372,383
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,917,304
Net Assets		$ 42,406,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2014

Growth Company: Net Asset Value, offering price and redemption price per share ($24,165,149 ÷ 177,083 shares)	$ 136.46

Class K: Net Asset Value, offering price and redemption price per share ($18,241,742 ÷ 133,726 shares)	$ 136.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2014

Investment Income
Dividends (including $17,708 earned from other affiliated issuers)		$ 394,593
Income from Fidelity Central Funds		6,253
Total income		400,846

Expenses
Management fee Basic fee	$ 234,120
Performance adjustment	42,839
Transfer agent fees	45,526
Accounting and security lending fees	2,452
Custodian fees and expenses	747
Independent trustees' compensation	179
Registration fees	278
Audit	171
Legal	131
Interest	10
Miscellaneous	394
Total expenses before reductions	326,847
Expense reductions	(153)	326,694
Net investment income (loss)		74,152
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,280,698
Other affiliated issuers	1,022,677
Foreign currency transactions	(136)
Total net realized gain (loss)		6,303,239
Change in net unrealized appreciation (depreciation) on: Investment securities	663,876
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		663,840
Net gain (loss)		6,967,079
Net increase (decrease) in net assets resulting from operations		$ 7,041,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 74,152	$ 156,584
Net realized gain (loss)	6,303,239	9,289,575
Change in net unrealized appreciation (depreciation)	663,840	4,216,509
Net increase (decrease) in net assets resulting from operations	7,041,231	13,662,668
Distributions to shareholders from net investment income	(103,830)	(116,883)
Distributions to shareholders from net realized gain	(3,129,839)	(1,086,760)
Total distributions	(3,233,669)	(1,203,643)
Share transactions - net increase (decrease)	(6,288,051)	(10,274,981)
Total increase (decrease) in net assets	(2,480,489)	2,184,044

Net Assets
Beginning of period	44,887,380	42,703,336
End of period (including undistributed net investment income of $55,653 and undistributed net investment income of $101,945, respectively)	$ 42,406,891	$ 44,887,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 124.69	$ 95.80	$ 85.29	$ 79.40	$ 65.75
Income from Investment Operations
Net investment income (loss) B	.15	.29	.15	.09	.01
Net realized and unrealized gain (loss)	20.49	31.23	13.12	5.80	13.76
Total from investment operations	20.64	31.52	13.27	5.89	13.77
Distributions from net investment income	(.21)	(.19)	(.05)	- F	(.12)
Distributions from net realized gain	(8.67)	(2.44)	(2.71)	-	(.01)
Total distributions	(8.87) G	(2.63)	(2.76)	- F	(.12) H
Net asset value, end of period	$ 136.46	$ 124.69	$ 95.80	$ 85.29	$ 79.40
Total ReturnA	17.80%	33.85%	16.24%	7.42%	20.98%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.83%	.90%	.84%	.89%
Expenses net of fee waivers, if any	.82%	.83%	.90%	.84%	.89%
Expenses net of all reductions	.82%	.83%	.90%	.84%	.89%
Net investment income (loss)	.12%	.27%	.16%	.10%	.02%
Supplemental Data
Net assets, end of period (in millions)	$ 24,165	$ 22,936	$ 22,952	$ 24,665	$ 27,742
Portfolio turnover rateD	12% I	26%	33%	36%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 124.68	$ 95.82	$ 85.35	$ 79.48	$ 65.82
Income from Investment Operations
Net investment income (loss) B	.29	.42	.27	.21	.13
Net realized and unrealized gain (loss)	20.48	31.21	13.10	5.80	13.78
Total from investment operations	20.77	31.63	13.37	6.01	13.91
Distributions from net investment income	(.37)	(.34)	(.19)	(.14)	(.24)
Distributions from net realized gain	(8.67)	(2.44)	(2.71)	-	(.01)
Total distributions	(9.04)	(2.77) F	(2.90)	(.14)	(.25)
Net asset value, end of period	$ 136.41	$ 124.68	$ 95.82	$ 85.35	$ 79.48
Total ReturnA	17.93%	34.02%	16.38%	7.57%	21.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.71%	.77%	.70%	.72%
Expenses net of fee waivers, if any	.71%	.71%	.77%	.70%	.72%
Expenses net of all reductions	.71%	.71%	.77%	.70%	.72%
Net investment income (loss)	.24%	.39%	.29%	.24%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 18,242	$ 21,951	$ 15,454	$ 10,568	$ 6,571
Portfolio turnover rateD	12% G	26%	33%	36%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/14 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 689,009	Last transaction price	Transaction price	$0.00 - $133.27 / $69.36	Increase
			Put price	$3.00	Increase
		Market comparable	Discount rate	10.0% - 20.0% / 15.7%	Decrease
			Yield	4.0%	Decrease
			EV/EBITDA multiple	10.0 - 10.3 / 10.0	Increase
			EV/Sales multiple	2.6 - 11.6 / 7.0	Increase
			Tender offer	$19.10	Increase
			Premium	12.8% - 15.0% / 13.3%	Increase
		Net present value	Discount rate	20.0%	Decrease
		Offer Price	Discount rate	10.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,826,195
Gross unrealized depreciation	(957,772)
Net unrealized appreciation (depreciation) on securities	$ 19,868,423

Tax Cost	$ 23,326,528

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 57,136
Undistributed long-term capital gain	$ 1,421,304
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,868,384

The tax character of distributions paid was as follows:

	November 30, 2014	November 30, 2013
Ordinary Income	$ 103,830	$ 116,883
Long-term Capital Gains	3,129,839	1,086,760
Total	$ 3,233,669	$ 1,203,643

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,254,775 and $6,613,035, respectively.

Redemptions In-Kind. During the period, 66,062 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $8,193,940. The net realized gain of $4,670,683 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$ 36,654.16
Class K	8,872.05
	$ 45,526

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $87 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 44,584.32%		$ 10

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $18,506. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,154, including $771 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $8,014. The weighted average interest rate was .59%. The interest expense amounted to two hundred sixty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $77 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $76.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2014	2013A
From net investment income
Growth Company	$ 37,937	$ 45,546
Class K	65,893	54,208
Class F	-	17,129
Total	$ 103,830	$ 116,883
From net realized gain
Growth Company	$ 1,596,300	$ 581,969
Class K	1,533,539	394,416
Class F	-	110,375
Total	$ 3,129,839	$ 1,086,760

A All Class F shores were redeemed on November 19, 2013.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2014	2013 A	2014	2013 A
Growth Company
Shares sold	21,635	29,906	$ 2,682,272	$ 3,214,134
Reinvestment of distributions	13,474	6,560	1,574,166	609,199
Shares redeemed	(41,979) C	(92,101) B	(5,228,521) C	(10,206,119) B
Net increase (decrease)	(6,870)	(55,635)	$ (972,083)	$ (6,382,786)
Class K
Shares sold	33,338	44,824	$ 4,145,380	$ 4,751,396
Reinvestment of distributions	13,711	4,837	1,599,432	448,624
Shares redeemed	(89,381) C	(34,879)	(11,060,780) C	(3,700,595)
Net increase (decrease)	(42,332)	14,782	$ (5,315,968)	$ 1,499,425

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2014	2013 A	2014	2013 A
Class F
Shares sold	-	7,178	$ -	$ 760,652
Reinvestment of distributions	-	1,375	-	127,504
Shares redeemed	-	(53,394) B	-	(6,279,776) B
Net increase (decrease)	-	(44,841)	$ -	$ (5,391,620)

A All Class F shores were redeemed on November 19, 2013.

B Amount includes in-kind redemptions.

C Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/08/14	12/05/14	$0.259	$4.360
	01/20/15	01/16/15	$0.000	$0.209

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2014, $1,618,413,467, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-K-UANN-0115
1.863210.106

Fidelity®

Growth Strategies

Fund

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	17.50%	16.40%	7.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Jean Park, Portfolio Manager of Fidelity® Growth Strategies Fund: For the year period, the fund's Retail Class shares gained 17.50%, versus a 15.80% return for the Russell Midcap® Growth Index. Stock selection was the biggest driver of outperformance. Specifically, my choices in industrials, information technology and health care's equipment & services segment proved beneficial. The fund's largest holding, on average - Actavis, a generic and specialty pharmaceutical company with a global footprint - was the top relative contributor on an individual basis. The fund's position in Avago Technologies, an analog semiconductor supplier, also worked well. Springleaf Holdings, a consumer finance company that offers loans to borrowers with challenged credit, provided a boost. On the downside, stock picking in materials and the automobiles & components segment of consumer discretionary sector hurt the return. On an individual basis, an out-of-index position in Altisource Portfolio Solutions detracted from the result. The company services defaulted residential loans with its scalable technology platform. After growing concerned about the company's business model, I sold the position but not in time to avoid a loss. Elsewhere, our stake in Tupperware Brands, maker of serving and storage solutions for the kitchen and home, created a drag on the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Growth Strategies	.74%
Actual		$ 1,000.00	$ 1,103.40	$ 3.90
Hypothetical A		$ 1,000.00	$ 1,021.36	$ 3.75
Class K	.55%
Actual		$ 1,000.00	$ 1,104.40	$ 2.90
Hypothetical A		$ 1,000.00	$ 1,022.31	$ 2.79

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Intuit, Inc.	2.2	1.3
Mead Johnson Nutrition Co. Class A	1.8	1.8
McGraw Hill Financial, Inc.	1.8	1.9
Wyndham Worldwide Corp.	1.8	1.3
Kroger Co.	1.7	2.2
Avago Technologies Ltd.	1.7	1.4
Southwest Airlines Co.	1.6	0.0
VF Corp.	1.6	1.4
MEDNAX, Inc.	1.6	0.5
Lorillard, Inc.	1.5	1.8
	17.3
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.7	22.1
Industrials	19.7	16.0
Information Technology	17.6	16.5
Health Care	16.9	15.8
Financials	9.0	9.6
Asset Allocation (% of fund's net assets)
As of November 30, 2014 *		As of May 31, 2014 **
	Stocks 99.1%		Stocks 98.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.3%
* Foreign investments	12.5%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 1.5%
Delphi Automotive PLC	271,500	$ 19,806
Tenneco, Inc. (a)	249,000	13,533
		33,339
Automobiles - 1.4%
Harley-Davidson, Inc.	455,100	31,711
Diversified Consumer Services - 0.9%
Service Corp. International	850,000	19,210
Hotels, Restaurants & Leisure - 2.9%
Jack in the Box, Inc.	185,000	13,783
Melco Crown Entertainment Ltd. sponsored ADR	381,300	9,868
Penn National Gaming, Inc. (a)	78,100	1,109
Wyndham Worldwide Corp.	479,800	39,996
		64,756
Household Durables - 2.3%
Harman International Industries, Inc.	176,800	19,188
Jarden Corp. (a)	346,500	15,298
Tupperware Brands Corp.	226,000	15,199
		49,685
Internet & Catalog Retail - 1.9%
Liberty Interactive Corp. Series A (a)	535,000	15,595
TripAdvisor, Inc. (a)	285,700	21,042
zulily, Inc. Class A	198,500	5,703
		42,340
Leisure Products - 0.7%
Mattel, Inc.	517,000	16,311
Media - 2.0%
DIRECTV (a)	294,400	25,822
Time Warner Cable, Inc.	121,500	18,138
		43,960
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	283,100	19,353
Specialty Retail - 2.6%
GNC Holdings, Inc.	642,035	28,391
O'Reilly Automotive, Inc. (a)	161,300	29,476
		57,867
Textiles, Apparel & Luxury Goods - 3.6%
Fossil Group, Inc. (a)	69,900	7,809
Hanesbrands, Inc.	197,000	22,797
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Michael Kors Holdings Ltd. (a)	193,700	$ 14,859
VF Corp.	462,700	34,781
		80,246
TOTAL CONSUMER DISCRETIONARY		458,778
CONSUMER STAPLES - 6.9%
Beverages - 1.0%
Brown-Forman Corp. Class B (non-vtg.)	60,808	5,901
Monster Beverage Corp. (a)	150,000	16,823
		22,724
Food & Staples Retailing - 1.7%
Kroger Co.	615,600	36,838
Food Products - 2.3%
Mead Johnson Nutrition Co. Class A	399,200	41,453
The Hershey Co.	104,400	10,469
		51,922
Personal Products - 0.4%
Herbalife Ltd.	196,000	8,477
Tobacco - 1.5%
Lorillard, Inc.	528,000	33,338
TOTAL CONSUMER STAPLES		153,299
ENERGY - 3.0%
Energy Equipment & Services - 1.8%
Cameron International Corp. (a)	253,000	12,974
National Oilwell Varco, Inc.	109,000	7,307
Oceaneering International, Inc.	194,100	12,172
Oil States International, Inc. (a)	153,400	7,647
		40,100
Oil, Gas & Consumable Fuels - 1.2%
Cabot Oil & Gas Corp.	539,000	17,809
Noble Energy, Inc.	52,200	2,567
World Fuel Services Corp.	138,100	6,253
		26,629
TOTAL ENERGY		66,729
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 9.0%
Capital Markets - 4.2%
Affiliated Managers Group, Inc. (a)	149,300	$ 30,396
Ameriprise Financial, Inc.	157,600	20,767
FXCM, Inc. Class A (d)	140,000	2,254
Invesco Ltd.	329,000	13,278
Lazard Ltd. Class A	340,300	17,532
Waddell & Reed Financial, Inc. Class A	185,400	8,914
		93,141
Consumer Finance - 0.6%
Springleaf Holdings, Inc. (a)	360,000	14,274
Diversified Financial Services - 3.3%
IntercontinentalExchange Group, Inc.	142,300	32,158
McGraw Hill Financial, Inc.	438,600	40,992
		73,150
Real Estate Investment Trusts - 0.1%
Gaming & Leisure Properties	69,273	2,210
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	505,200	17,045
TOTAL FINANCIALS		199,820
HEALTH CARE - 16.9%
Biotechnology - 0.3%
United Therapeutics Corp. (a)	49,200	6,522
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	795,700	10,241
Covidien PLC	132,600	13,393
The Cooper Companies, Inc.	77,000	13,005
Zimmer Holdings, Inc.	204,100	22,918
		59,557
Health Care Providers & Services - 7.7%
AmerisourceBergen Corp.	349,000	31,776
Cardinal Health, Inc.	185,200	15,222
Cigna Corp.	235,000	24,179
DaVita HealthCare Partners, Inc. (a)	348,000	26,632
HCA Holdings, Inc. (a)	204,100	14,224
Henry Schein, Inc. (a)	97,000	13,308
MEDNAX, Inc. (a)	527,900	34,556
Universal Health Services, Inc. Class B	97,300	10,180
		170,077
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	598,600	$ 25,584
Mettler-Toledo International, Inc. (a)	29,000	8,505
		34,089
Pharmaceuticals - 4.7%
Actavis PLC (a)	93,300	25,248
Jazz Pharmaceuticals PLC (a)	178,474	31,606
Mylan, Inc. (a)	470,000	27,547
Salix Pharmaceuticals Ltd. (a)	193,000	19,819
		104,220
TOTAL HEALTH CARE		374,465
INDUSTRIALS - 19.7%
Aerospace & Defense - 2.9%
BE Aerospace, Inc. (a)	174,500	13,588
Meggitt PLC	2,450,000	19,249
TransDigm Group, Inc.	157,800	31,211
		64,048
Airlines - 4.7%
American Airlines Group, Inc.	356,300	17,291
Delta Air Lines, Inc.	602,000	28,095
Southwest Airlines Co.	877,000	36,676
United Continental Holdings, Inc. (a)	376,000	23,022
		105,084
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	345,000	11,954
Stericycle, Inc. (a)	75,000	9,669
		21,623
Electrical Equipment - 3.1%
AMETEK, Inc.	496,000	25,276
Hubbell, Inc. Class B	114,400	12,218
Rockwell Automation, Inc.	265,000	30,584
		68,078
Industrial Conglomerates - 1.3%
Roper Industries, Inc.	186,500	29,433
Machinery - 3.7%
AGCO Corp.	22,900	966
Allison Transmission Holdings, Inc.	338,000	11,117
IDEX Corp.	194,300	14,924
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Manitowoc Co., Inc.	82,900	$ 1,670
Toro Co.	196,800	12,926
WABCO Holdings, Inc. (a)	112,000	11,493
Wabtec Corp.	317,500	28,096
		81,192
Road & Rail - 1.7%
CSX Corp.	521,240	19,020
Landstar System, Inc.	245,200	19,709
		38,729
Trading Companies & Distributors - 1.3%
W.W. Grainger, Inc.	115,500	28,376
TOTAL INDUSTRIALS		436,563
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 0.6%
Juniper Networks, Inc.	605,100	13,409
Electronic Equipment & Components - 3.5%
Amphenol Corp. Class A	503,300	26,992
Ingram Micro, Inc. Class A (a)	496,000	13,605
Keysight Technologies, Inc. (a)	299,300	10,535
TE Connectivity Ltd.	208,400	13,379
Trimble Navigation Ltd. (a)	506,400	14,243
		78,754
Internet Software & Services - 1.0%
HomeAway, Inc. (a)	146,000	4,579
VeriSign, Inc. (a)(d)	308,000	18,511
		23,090
IT Services - 5.3%
Amdocs Ltd.	430,000	20,960
Fidelity National Information Services, Inc.	255,000	15,603
Fiserv, Inc. (a)	413,000	29,525
FleetCor Technologies, Inc. (a)	114,400	17,376
Genpact Ltd. (a)	499,900	9,008
Total System Services, Inc.	733,400	24,195
		116,667
Semiconductors & Semiconductor Equipment - 2.6%
Avago Technologies Ltd.	393,000	36,706
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	128,100	$ 9,967
Xilinx, Inc.	220,400	10,015
		56,688
Software - 3.6%
Activision Blizzard, Inc.	28,500	617
Adobe Systems, Inc. (a)	233,000	17,167
Check Point Software Technologies Ltd. (a)	183,000	14,148
Intuit, Inc.	523,300	49,125
		81,057
Technology Hardware, Storage & Peripherals - 1.0%
SanDisk Corp.	216,000	22,347
TOTAL INFORMATION TECHNOLOGY		392,012
MATERIALS - 4.6%
Chemicals - 3.4%
Celanese Corp. Class A	285,000	17,120
Eastman Chemical Co.	278,000	23,052
FMC Corp.	232,200	12,632
The Scotts Miracle-Gro Co. Class A	217,000	13,244
W.R. Grace & Co. (a)	107,500	10,328
		76,376
Containers & Packaging - 1.0%
Ball Corp.	135,000	9,054
Packaging Corp. of America	178,000	13,222
		22,276
Metals & Mining - 0.2%
SunCoke Energy, Inc.	163,800	3,330
TOTAL MATERIALS		101,982
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Cogent Communications Group, Inc.	257,315	9,114
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
NextEra Energy Partners LP	159,100	$ 6,016
TOTAL COMMON STOCKS (Cost $1,701,956)		2,198,778
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b)	33,834,626	33,835
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	15,358,975	15,359
TOTAL MONEY MARKET FUNDS (Cost $49,194)		49,194
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,751,150)		2,247,972
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(27,790)
NET ASSETS - 100%		$ 2,220,182
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 18
Fidelity Securities Lending Cash Central Fund	47
Total	$ 65
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
Ireland	3.1%
Bermuda	1.8%
Singapore	1.7%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $14,979) - See accompanying schedule: Unaffiliated issuers (cost $1,701,956)	$ 2,198,778
Fidelity Central Funds (cost $49,194)	49,194
Total Investments (cost $1,751,150)		$ 2,247,972
Cash		111
Receivable for fund shares sold		1,785
Dividends receivable		2,335
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		5
Other receivables		109
Total assets		2,252,321

Liabilities
Payable for investments purchased	$ 14,266
Payable for fund shares redeemed	994
Accrued management fee	973
Other affiliated payables	394
Other payables and accrued expenses	153
Collateral on securities loaned, at value	15,359
Total liabilities		32,139

Net Assets		$ 2,220,182
Net Assets consist of:
Paid in capital		$ 2,397,896
Undistributed net investment income		6,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(681,076)
Net unrealized appreciation (depreciation) on investments		496,822
Net Assets		$ 2,220,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2014

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,835,388 ÷ 56,571 shares)	$ 32.44

Class K: Net Asset Value, offering price and redemption price per share ($384,794 ÷ 11,766 shares)	$ 32.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2014

Investment Income
Dividends		$ 21,978
Income from Fidelity Central Funds		65
Total income		22,043

Expenses
Management fee Basic fee	$ 12,164
Performance adjustment	(3,198)
Transfer agent fees	4,151
Accounting and security lending fees	618
Custodian fees and expenses	58
Independent trustees' compensation	9
Registration fees	53
Audit	61
Legal	15
Miscellaneous	17
Total expenses before reductions	13,948
Expense reductions	(21)	13,927
Net investment income (loss)		8,116
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	208,001
Foreign currency transactions	(2)
Total net realized gain (loss)		207,999
Change in net unrealized appreciation (depreciation) on: Investment securities		116,664
Net gain (loss)		324,663
Net increase (decrease) in net assets resulting from operations		$ 332,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,116	$ 7,760
Net realized gain (loss)	207,999	261,746
Change in net unrealized appreciation (depreciation)	116,664	271,312
Net increase (decrease) in net assets resulting from operations	332,779	540,818
Distributions to shareholders from net investment income	(4,343)	(6,434)
Distributions to shareholders from net realized gain	-	(1,640)
Total distributions	(4,343)	(8,074)
Share transactions - net increase (decrease)	(90,412)	(210,205)
Redemption fees	108	100
Total increase (decrease) in net assets	238,132	322,639

Net Assets
Beginning of period	1,982,050	1,659,411
End of period (including undistributed net investment income of $6,540 and undistributed net investment income of $2,738, respectively)	$ 2,220,182	$ 1,982,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 20.56	$ 19.05	$ 18.99	$ 15.28
Income from Investment Operations
Net investment income (loss) B	.11	.09	.02 E	(.04)	(.04)
Net realized and unrealized gain (loss)	4.72	7.10	1.49	.10	3.75
Total from investment operations	4.83	7.19	1.51	.06	3.71
Distributions from net investment income	(.05)	(.07) F	-	-	-
Distributions from net realized gain	-	(.02) F	-	-	-
Total distributions	(.05)	(.09)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 32.44	$ 27.66	$ 20.56	$ 19.05	$ 18.99
Total ReturnA	17.50%	35.13%	7.93%	.32%	24.28%
Ratios to Average Net Assets C, G
Expenses before reductions	.72%	.71%	.73%	.79%	.78%
Expenses net of fee waivers, if any	.72%	.71%	.73%	.79%	.78%
Expenses net of all reductions	.72%	.69%	.72%	.77%	.77%
Net investment income (loss)	.37%	.39%	.09% E	(.21)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,835	$ 1,640	$ 1,385	$ 1,597	$ 1,925
Portfolio turnover rateD	58%	87%	165%	165%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.88	$ 20.74	$ 19.17	$ 19.06	$ 15.29
Income from Investment Operations
Net investment income (loss) B	.17	.15	.07F	.01	- I
Net realized and unrealized gain (loss)	4.76	7.14	1.50	.10	3.77
Total from investment operations	4.93	7.29	1.57	.11	3.77
Distributions from net investment income	(.11)	(.13) G	-	-	-
Distributions from net realized gain	-	(.02) G	-	-	-
Total distributions	(.11)	(.15)	-	-	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 32.70	$ 27.88	$ 20.74	$ 19.17	$ 19.06
Total ReturnA	17.75%	35.42%	8.19%	.58%	24.66%
Ratios to Average Net Assets C, H
Expenses before reductions	.53%	.48%	.48%	.54%	.52%
Expenses net of fee waivers, if any	.53%	.48%	.48%	.54%	.52%
Expenses net of all reductions	.53%	.46%	.47%	.53%	.51%
Net investment income (loss)	.56%	.62%	.34% F	.03%	-% E
Supplemental Data
Net assets, end of period (in millions)	$ 385	$ 342	$ 274	$ 220	$ 179
Portfolio turnover rateD	58%	87%	165%	165%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,035
Gross unrealized depreciation	(29,288)
Net unrealized appreciation (depreciation) on securities	$ 496,747

Tax Cost	$ 1,751,225

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,950
Capital loss carryforward	$ (681,325)
Net unrealized appreciation (depreciation) on securities and other investments	$ 496,747

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (551,333)
2017	(129,992)
Total capital loss carryforward	$ (681,325)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2014	November 30,2013
Ordinary Income	$ 4,343	$ 8,074

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,171,590 and $1,230,969, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$ 3,985.24
Class K	166.05
	$ 4,151

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47, including two hundred sixteen from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $8.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2014	2013
From net investment income
Growth Strategies	$ 3,012	$ 4,707
Class K	1,331	1,727
Total	$ 4,343	$ 6,434
From net realized gain
Growth Strategies	$ -	$ 1,370
Class K	-	270
Total	$ -	$ 1,640

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2014	2013	2014	2013
Growth Strategies
Shares sold	5,295	3,564	$ 159,469	$ 86,096
Reinvestment of distributions	108	291	2,940	5,939
Shares redeemed	(8,117)	(11,957)	(237,306)	(280,489)
Net increase (decrease)	(2,714)	(8,102)	$ (74,897)	$ (188,454)
Class K
Shares sold	2,651	1,869	$ 78,391	$ 44,660
Reinvestment of distributions	48	97	1,330	1,997
Shares redeemed	(3,210)	(2,902)	(95,236)	(68,408)
Net increase (decrease)	(511)	(936)	$ (15,515)	$ (21,751)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-

present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-

present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Retail Class	12/15/14	12/12/14	$0.091	$0.008

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

The Fidelity Telephone Connection

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FEG-UANN-0115
1.786704.111

Fidelity®

Growth Strategies

Fund -
Class K

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	17.75%	16.68%	7.63%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Jean Park, Portfolio Manager of Fidelity® Growth Strategies Fund: For the year period, the fund's Class K shares gained 17.75%, versus a 15.80% return for the Russell Midcap® Growth Index. Stock selection was the biggest driver of outperformance. Specifically, my choices in industrials, information technology and health care's equipment & services segment proved beneficial. The fund's largest holding, on average - Actavis, a generic and specialty pharmaceutical company with a global footprint - was the top relative contributor on an individual basis. The fund's position in Avago Technologies, an analog semiconductor supplier, also worked well. Springleaf Holdings, a consumer finance company that offers loans to borrowers with challenged credit, provided a boost. On the downside, stock picking in materials and the automobiles & components segment of consumer discretionary sector hurt the return. On an individual basis, an out-of-index position in Altisource Portfolio Solutions detracted from the result. The company services defaulted residential loans with its scalable technology platform. After growing concerned about the company's business model, I sold the position but not in time to avoid a loss. Elsewhere, our stake in Tupperware Brands, maker of serving and storage solutions for the kitchen and home, created a drag on the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Growth Strategies	.74%
Actual		$ 1,000.00	$ 1,103.40	$ 3.90
Hypothetical A		$ 1,000.00	$ 1,021.36	$ 3.75
Class K	.55%
Actual		$ 1,000.00	$ 1,104.40	$ 2.90
Hypothetical A		$ 1,000.00	$ 1,022.31	$ 2.79

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Intuit, Inc.	2.2	1.3
Mead Johnson Nutrition Co. Class A	1.8	1.8
McGraw Hill Financial, Inc.	1.8	1.9
Wyndham Worldwide Corp.	1.8	1.3
Kroger Co.	1.7	2.2
Avago Technologies Ltd.	1.7	1.4
Southwest Airlines Co.	1.6	0.0
VF Corp.	1.6	1.4
MEDNAX, Inc.	1.6	0.5
Lorillard, Inc.	1.5	1.8
	17.3
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.7	22.1
Industrials	19.7	16.0
Information Technology	17.6	16.5
Health Care	16.9	15.8
Financials	9.0	9.6
Asset Allocation (% of fund's net assets)
As of November 30, 2014 *		As of May 31, 2014 **
	Stocks 99.1%		Stocks 98.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.3%
* Foreign investments	12.5%	** Foreign investments	13.7%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 1.5%
Delphi Automotive PLC	271,500	$ 19,806
Tenneco, Inc. (a)	249,000	13,533
		33,339
Automobiles - 1.4%
Harley-Davidson, Inc.	455,100	31,711
Diversified Consumer Services - 0.9%
Service Corp. International	850,000	19,210
Hotels, Restaurants & Leisure - 2.9%
Jack in the Box, Inc.	185,000	13,783
Melco Crown Entertainment Ltd. sponsored ADR	381,300	9,868
Penn National Gaming, Inc. (a)	78,100	1,109
Wyndham Worldwide Corp.	479,800	39,996
		64,756
Household Durables - 2.3%
Harman International Industries, Inc.	176,800	19,188
Jarden Corp. (a)	346,500	15,298
Tupperware Brands Corp.	226,000	15,199
		49,685
Internet & Catalog Retail - 1.9%
Liberty Interactive Corp. Series A (a)	535,000	15,595
TripAdvisor, Inc. (a)	285,700	21,042
zulily, Inc. Class A	198,500	5,703
		42,340
Leisure Products - 0.7%
Mattel, Inc.	517,000	16,311
Media - 2.0%
DIRECTV (a)	294,400	25,822
Time Warner Cable, Inc.	121,500	18,138
		43,960
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	283,100	19,353
Specialty Retail - 2.6%
GNC Holdings, Inc.	642,035	28,391
O'Reilly Automotive, Inc. (a)	161,300	29,476
		57,867
Textiles, Apparel & Luxury Goods - 3.6%
Fossil Group, Inc. (a)	69,900	7,809
Hanesbrands, Inc.	197,000	22,797
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Michael Kors Holdings Ltd. (a)	193,700	$ 14,859
VF Corp.	462,700	34,781
		80,246
TOTAL CONSUMER DISCRETIONARY		458,778
CONSUMER STAPLES - 6.9%
Beverages - 1.0%
Brown-Forman Corp. Class B (non-vtg.)	60,808	5,901
Monster Beverage Corp. (a)	150,000	16,823
		22,724
Food & Staples Retailing - 1.7%
Kroger Co.	615,600	36,838
Food Products - 2.3%
Mead Johnson Nutrition Co. Class A	399,200	41,453
The Hershey Co.	104,400	10,469
		51,922
Personal Products - 0.4%
Herbalife Ltd.	196,000	8,477
Tobacco - 1.5%
Lorillard, Inc.	528,000	33,338
TOTAL CONSUMER STAPLES		153,299
ENERGY - 3.0%
Energy Equipment & Services - 1.8%
Cameron International Corp. (a)	253,000	12,974
National Oilwell Varco, Inc.	109,000	7,307
Oceaneering International, Inc.	194,100	12,172
Oil States International, Inc. (a)	153,400	7,647
		40,100
Oil, Gas & Consumable Fuels - 1.2%
Cabot Oil & Gas Corp.	539,000	17,809
Noble Energy, Inc.	52,200	2,567
World Fuel Services Corp.	138,100	6,253
		26,629
TOTAL ENERGY		66,729
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 9.0%
Capital Markets - 4.2%
Affiliated Managers Group, Inc. (a)	149,300	$ 30,396
Ameriprise Financial, Inc.	157,600	20,767
FXCM, Inc. Class A (d)	140,000	2,254
Invesco Ltd.	329,000	13,278
Lazard Ltd. Class A	340,300	17,532
Waddell & Reed Financial, Inc. Class A	185,400	8,914
		93,141
Consumer Finance - 0.6%
Springleaf Holdings, Inc. (a)	360,000	14,274
Diversified Financial Services - 3.3%
IntercontinentalExchange Group, Inc.	142,300	32,158
McGraw Hill Financial, Inc.	438,600	40,992
		73,150
Real Estate Investment Trusts - 0.1%
Gaming & Leisure Properties	69,273	2,210
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	505,200	17,045
TOTAL FINANCIALS		199,820
HEALTH CARE - 16.9%
Biotechnology - 0.3%
United Therapeutics Corp. (a)	49,200	6,522
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	795,700	10,241
Covidien PLC	132,600	13,393
The Cooper Companies, Inc.	77,000	13,005
Zimmer Holdings, Inc.	204,100	22,918
		59,557
Health Care Providers & Services - 7.7%
AmerisourceBergen Corp.	349,000	31,776
Cardinal Health, Inc.	185,200	15,222
Cigna Corp.	235,000	24,179
DaVita HealthCare Partners, Inc. (a)	348,000	26,632
HCA Holdings, Inc. (a)	204,100	14,224
Henry Schein, Inc. (a)	97,000	13,308
MEDNAX, Inc. (a)	527,900	34,556
Universal Health Services, Inc. Class B	97,300	10,180
		170,077
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	598,600	$ 25,584
Mettler-Toledo International, Inc. (a)	29,000	8,505
		34,089
Pharmaceuticals - 4.7%
Actavis PLC (a)	93,300	25,248
Jazz Pharmaceuticals PLC (a)	178,474	31,606
Mylan, Inc. (a)	470,000	27,547
Salix Pharmaceuticals Ltd. (a)	193,000	19,819
		104,220
TOTAL HEALTH CARE		374,465
INDUSTRIALS - 19.7%
Aerospace & Defense - 2.9%
BE Aerospace, Inc. (a)	174,500	13,588
Meggitt PLC	2,450,000	19,249
TransDigm Group, Inc.	157,800	31,211
		64,048
Airlines - 4.7%
American Airlines Group, Inc.	356,300	17,291
Delta Air Lines, Inc.	602,000	28,095
Southwest Airlines Co.	877,000	36,676
United Continental Holdings, Inc. (a)	376,000	23,022
		105,084
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	345,000	11,954
Stericycle, Inc. (a)	75,000	9,669
		21,623
Electrical Equipment - 3.1%
AMETEK, Inc.	496,000	25,276
Hubbell, Inc. Class B	114,400	12,218
Rockwell Automation, Inc.	265,000	30,584
		68,078
Industrial Conglomerates - 1.3%
Roper Industries, Inc.	186,500	29,433
Machinery - 3.7%
AGCO Corp.	22,900	966
Allison Transmission Holdings, Inc.	338,000	11,117
IDEX Corp.	194,300	14,924
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Manitowoc Co., Inc.	82,900	$ 1,670
Toro Co.	196,800	12,926
WABCO Holdings, Inc. (a)	112,000	11,493
Wabtec Corp.	317,500	28,096
		81,192
Road & Rail - 1.7%
CSX Corp.	521,240	19,020
Landstar System, Inc.	245,200	19,709
		38,729
Trading Companies & Distributors - 1.3%
W.W. Grainger, Inc.	115,500	28,376
TOTAL INDUSTRIALS		436,563
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 0.6%
Juniper Networks, Inc.	605,100	13,409
Electronic Equipment & Components - 3.5%
Amphenol Corp. Class A	503,300	26,992
Ingram Micro, Inc. Class A (a)	496,000	13,605
Keysight Technologies, Inc. (a)	299,300	10,535
TE Connectivity Ltd.	208,400	13,379
Trimble Navigation Ltd. (a)	506,400	14,243
		78,754
Internet Software & Services - 1.0%
HomeAway, Inc. (a)	146,000	4,579
VeriSign, Inc. (a)(d)	308,000	18,511
		23,090
IT Services - 5.3%
Amdocs Ltd.	430,000	20,960
Fidelity National Information Services, Inc.	255,000	15,603
Fiserv, Inc. (a)	413,000	29,525
FleetCor Technologies, Inc. (a)	114,400	17,376
Genpact Ltd. (a)	499,900	9,008
Total System Services, Inc.	733,400	24,195
		116,667
Semiconductors & Semiconductor Equipment - 2.6%
Avago Technologies Ltd.	393,000	36,706
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	128,100	$ 9,967
Xilinx, Inc.	220,400	10,015
		56,688
Software - 3.6%
Activision Blizzard, Inc.	28,500	617
Adobe Systems, Inc. (a)	233,000	17,167
Check Point Software Technologies Ltd. (a)	183,000	14,148
Intuit, Inc.	523,300	49,125
		81,057
Technology Hardware, Storage & Peripherals - 1.0%
SanDisk Corp.	216,000	22,347
TOTAL INFORMATION TECHNOLOGY		392,012
MATERIALS - 4.6%
Chemicals - 3.4%
Celanese Corp. Class A	285,000	17,120
Eastman Chemical Co.	278,000	23,052
FMC Corp.	232,200	12,632
The Scotts Miracle-Gro Co. Class A	217,000	13,244
W.R. Grace & Co. (a)	107,500	10,328
		76,376
Containers & Packaging - 1.0%
Ball Corp.	135,000	9,054
Packaging Corp. of America	178,000	13,222
		22,276
Metals & Mining - 0.2%
SunCoke Energy, Inc.	163,800	3,330
TOTAL MATERIALS		101,982
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Cogent Communications Group, Inc.	257,315	9,114
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
NextEra Energy Partners LP	159,100	$ 6,016
TOTAL COMMON STOCKS (Cost $1,701,956)		2,198,778
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b)	33,834,626	33,835
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	15,358,975	15,359
TOTAL MONEY MARKET FUNDS (Cost $49,194)		49,194
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,751,150)		2,247,972
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(27,790)
NET ASSETS - 100%		$ 2,220,182
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 18
Fidelity Securities Lending Cash Central Fund	47
Total	$ 65
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
Ireland	3.1%
Bermuda	1.8%
Singapore	1.7%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $14,979) - See accompanying schedule: Unaffiliated issuers (cost $1,701,956)	$ 2,198,778
Fidelity Central Funds (cost $49,194)	49,194
Total Investments (cost $1,751,150)		$ 2,247,972
Cash		111
Receivable for fund shares sold		1,785
Dividends receivable		2,335
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		5
Other receivables		109
Total assets		2,252,321

Liabilities
Payable for investments purchased	$ 14,266
Payable for fund shares redeemed	994
Accrued management fee	973
Other affiliated payables	394
Other payables and accrued expenses	153
Collateral on securities loaned, at value	15,359
Total liabilities		32,139

Net Assets		$ 2,220,182
Net Assets consist of:
Paid in capital		$ 2,397,896
Undistributed net investment income		6,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(681,076)
Net unrealized appreciation (depreciation) on investments		496,822
Net Assets		$ 2,220,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2014

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,835,388 ÷ 56,571 shares)	$ 32.44

Class K: Net Asset Value, offering price and redemption price per share ($384,794 ÷ 11,766 shares)	$ 32.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2014

Investment Income
Dividends		$ 21,978
Income from Fidelity Central Funds		65
Total income		22,043

Expenses
Management fee Basic fee	$ 12,164
Performance adjustment	(3,198)
Transfer agent fees	4,151
Accounting and security lending fees	618
Custodian fees and expenses	58
Independent trustees' compensation	9
Registration fees	53
Audit	61
Legal	15
Miscellaneous	17
Total expenses before reductions	13,948
Expense reductions	(21)	13,927
Net investment income (loss)		8,116
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	208,001
Foreign currency transactions	(2)
Total net realized gain (loss)		207,999
Change in net unrealized appreciation (depreciation) on: Investment securities		116,664
Net gain (loss)		324,663
Net increase (decrease) in net assets resulting from operations		$ 332,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,116	$ 7,760
Net realized gain (loss)	207,999	261,746
Change in net unrealized appreciation (depreciation)	116,664	271,312
Net increase (decrease) in net assets resulting from operations	332,779	540,818
Distributions to shareholders from net investment income	(4,343)	(6,434)
Distributions to shareholders from net realized gain	-	(1,640)
Total distributions	(4,343)	(8,074)
Share transactions - net increase (decrease)	(90,412)	(210,205)
Redemption fees	108	100
Total increase (decrease) in net assets	238,132	322,639

Net Assets
Beginning of period	1,982,050	1,659,411
End of period (including undistributed net investment income of $6,540 and undistributed net investment income of $2,738, respectively)	$ 2,220,182	$ 1,982,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 20.56	$ 19.05	$ 18.99	$ 15.28
Income from Investment Operations
Net investment income (loss) B	.11	.09	.02 E	(.04)	(.04)
Net realized and unrealized gain (loss)	4.72	7.10	1.49	.10	3.75
Total from investment operations	4.83	7.19	1.51	.06	3.71
Distributions from net investment income	(.05)	(.07) F	-	-	-
Distributions from net realized gain	-	(.02) F	-	-	-
Total distributions	(.05)	(.09)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 32.44	$ 27.66	$ 20.56	$ 19.05	$ 18.99
Total ReturnA	17.50%	35.13%	7.93%	.32%	24.28%
Ratios to Average Net Assets C, G
Expenses before reductions	.72%	.71%	.73%	.79%	.78%
Expenses net of fee waivers, if any	.72%	.71%	.73%	.79%	.78%
Expenses net of all reductions	.72%	.69%	.72%	.77%	.77%
Net investment income (loss)	.37%	.39%	.09% E	(.21)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,835	$ 1,640	$ 1,385	$ 1,597	$ 1,925
Portfolio turnover rateD	58%	87%	165%	165%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.88	$ 20.74	$ 19.17	$ 19.06	$ 15.29
Income from Investment Operations
Net investment income (loss) B	.17	.15	.07F	.01	- I
Net realized and unrealized gain (loss)	4.76	7.14	1.50	.10	3.77
Total from investment operations	4.93	7.29	1.57	.11	3.77
Distributions from net investment income	(.11)	(.13) G	-	-	-
Distributions from net realized gain	-	(.02) G	-	-	-
Total distributions	(.11)	(.15)	-	-	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 32.70	$ 27.88	$ 20.74	$ 19.17	$ 19.06
Total ReturnA	17.75%	35.42%	8.19%	.58%	24.66%
Ratios to Average Net Assets C, H
Expenses before reductions	.53%	.48%	.48%	.54%	.52%
Expenses net of fee waivers, if any	.53%	.48%	.48%	.54%	.52%
Expenses net of all reductions	.53%	.46%	.47%	.53%	.51%
Net investment income (loss)	.56%	.62%	.34% F	.03%	-% E
Supplemental Data
Net assets, end of period (in millions)	$ 385	$ 342	$ 274	$ 220	$ 179
Portfolio turnover rateD	58%	87%	165%	165%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,035
Gross unrealized depreciation	(29,288)
Net unrealized appreciation (depreciation) on securities	$ 496,747

Tax Cost	$ 1,751,225

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,950
Capital loss carryforward	$ (681,325)
Net unrealized appreciation (depreciation) on securities and other investments	$ 496,747

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (551,333)
2017	(129,992)
Total capital loss carryforward	$ (681,325)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2014	November 30,2013
Ordinary Income	$ 4,343	$ 8,074

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,171,590 and $1,230,969, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$ 3,985.24
Class K	166.05
	$ 4,151

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47, including two hundred sixteen from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $8.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2014	2013
From net investment income
Growth Strategies	$ 3,012	$ 4,707
Class K	1,331	1,727
Total	$ 4,343	$ 6,434
From net realized gain
Growth Strategies	$ -	$ 1,370
Class K	-	270
Total	$ -	$ 1,640

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended November 30,	2014	2013	2014	2013
Growth Strategies
Shares sold	5,295	3,564	$ 159,469	$ 86,096
Reinvestment of distributions	108	291	2,940	5,939
Shares redeemed	(8,117)	(11,957)	(237,306)	(280,489)
Net increase (decrease)	(2,714)	(8,102)	$ (74,897)	$ (188,454)
Class K
Shares sold	2,651	1,869	$ 78,391	$ 44,660
Reinvestment of distributions	48	97	1,330	1,997
Shares redeemed	(3,210)	(2,902)	(95,236)	(68,408)
Net increase (decrease)	(511)	(936)	$ (15,515)	$ (21,751)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-
present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-

present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/15/14	12/12/14	$0.145	$0.008

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FEG-K-UANN-0115
1.863025.106

Fidelity®

New Millennium Fund®

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	11.31%	16.89%	10.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from John Roth, Portfolio Manager of Fidelity® New Millennium® Fund: For the year, the fund advanced 11.31%, behind the S&P 500®. Not owning tech giant and large index component Apple was the biggest detractor. The stock outperformed this period on strong initial sales of the firm's new iPhones, released in September. Apple beat its fiscal third-quarter earnings estimates, reported in July, on continued demand for its iPhone and Mac offerings. Of note, positive fund inflows caused its average cash position to increase during the first half of the period. I worked to selectively reinvest this cash into our best ideas, but this position was a detriment to relative results for the full year. Conversely, Tesla Motors was by far the fund's largest relative contributor. The automaker received rave reviews for its first electric luxury vehicle, the Model S, but the stock hit a bout of turbulence in November 2013, when the firm came under pressure following a string of car battery fires that prompted a federal safety probe. However, shares rebounded in the first quarter of 2014 as investors cheered the company's plan to build a battery-manufacturing "gigafactory." The stock price appreciated as the market began pricing in a very high future success rate for the company, making Tesla's risk/reward profile look less attractive. As a result, we sold much of our stake during this time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Actual	.78%	$ 1,000.00	$ 1,035.40	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	2.7	2.1
General Electric Co.	2.6	0.0
Johnson & Johnson	2.5	0.0
Chevron Corp.	2.4	0.0
Microsoft Corp.	2.4	2.8
JPMorgan Chase & Co.	2.0	1.9
American International Group, Inc.	1.9	1.8
Bank of America Corp.	1.9	1.5
Verizon Communications, Inc.	1.8	1.9
Visa, Inc. Class A	1.7	1.3
	21.9
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	18.0
Financials	18.5	17.5
Health Care	14.4	12.1
Consumer Discretionary	13.9	13.0
Industrials	11.7	11.3
Asset Allocation (% of fund's net assets)
As of November 30, 2014 *		As of May 31, 2014 **
	Stocks 95.4%		Stocks 88.5%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Other 0.0%		Other 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 4.6%		Short-Term Investments and Net Other Assets (Liabilities) 11.1%
* Foreign investments	10.6%	** Foreign investments	12.8%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.8%
Johnson Controls, Inc.	413,500	$ 20,675
Tenneco, Inc. (a)	244,900	13,310
		33,985
Automobiles - 1.2%
Harley-Davidson, Inc.	258,800	18,033
Tesla Motors, Inc. (a)(d)	129,900	31,763
		49,796
Distributors - 0.2%
Pool Corp.	172,300	10,236
Diversified Consumer Services - 0.2%
H&R Block, Inc.	325,000	10,933
Hotels, Restaurants & Leisure - 3.3%
ARAMARK Holdings Corp.	677,500	20,596
Domino's Pizza, Inc.	169,700	15,926
Fiesta Restaurant Group, Inc. (a)	185,700	10,410
Habit Restaurants, Inc. Class A	238,100	7,719
Starbucks Corp.	362,300	29,422
Whitbread PLC	183,250	13,130
Yum! Brands, Inc.	548,500	42,372
		139,575
Household Durables - 0.5%
D.R. Horton, Inc.	423,800	10,803
Toll Brothers, Inc. (a)	304,413	10,651
		21,454
Internet & Catalog Retail - 1.1%
priceline.com, Inc. (a)	27,900	32,369
Rakuten, Inc.	639,000	8,607
Wayfair LLC	202,148	4,414
		45,390
Leisure Products - 0.2%
New Academy Holding Co. LLC unit (a)(e)(f)	66,000	8,607
Media - 3.7%
Comcast Corp. Class A	1,058,260	60,363
DIRECTV (a)	301,500	26,445
Legend Pictures LLC (a)(e)(f)	1,010	2,037
The Walt Disney Co.	609,600	56,394
Viacom, Inc. Class B (non-vtg.)	174,000	13,160
		158,399
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.9%
Cabela's, Inc. Class A (a)(d)	254,300	$ 13,793
Citi Trends, Inc. (a)	470,166	11,124
PT ACE Hardware Indonesia Tbk	99,865,000	6,587
TJX Companies, Inc.	545,200	36,070
World Duty Free SpA (a)	1,508,452	14,602
		82,176
Textiles, Apparel & Luxury Goods - 0.8%
Brunello Cucinelli SpA (d)	811,000	18,858
Hermes International SCA (d)	44,800	14,999
		33,857
TOTAL CONSUMER DISCRETIONARY		594,408
CONSUMER STAPLES - 5.5%
Beverages - 0.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	213,200	20,552
Food & Staples Retailing - 1.7%
CVS Health Corp.	548,000	50,065
Masan Consumer Corp. (KKR Masan Aggregator LP) unit (a)(f)	125,000	12,060
Tesco PLC	3,833,000	11,167
		73,292
Food Products - 3.3%
Amira Nature Foods Ltd. (a)(d)	1,353,252	20,285
Associated British Foods PLC	271,773	13,597
Ingredion, Inc.	172,700	14,374
Keurig Green Mountain, Inc.	82,900	11,783
Mead Johnson Nutrition Co. Class A	545,200	56,614
The Hershey Co.	126,731	12,709
WhiteWave Foods Co. (a)	286,900	10,509
		139,871
TOTAL CONSUMER STAPLES		233,715
ENERGY - 8.3%
Energy Equipment & Services - 2.2%
Helmerich & Payne, Inc.	158,300	11,010
Oceaneering International, Inc.	210,537	13,203
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Odfjell Drilling A/S	1,916,100	$ 4,643
Schlumberger Ltd.	769,800	66,164
		95,020
Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp.	278,800	22,067
Antero Resources Corp. (a)(d)	362,900	17,027
Cabot Oil & Gas Corp.	546,000	18,040
Chevron Corp.	956,500	104,134
Cimarex Energy Co.	135,400	14,210
EOG Resources, Inc.	285,800	24,785
GasLog Ltd.	401,400	7,081
Golar LNG Ltd.	216,900	9,006
Memorial Resource Development Corp.	337,000	7,279
Southwestern Energy Co. (a)	277,900	8,943
The Williams Companies, Inc.	529,000	27,376
		259,948
TOTAL ENERGY		354,968
FINANCIALS - 18.5%
Banks - 7.9%
Bank of America Corp.	4,690,700	79,930
First Republic Bank	676,800	34,876
JPMorgan Chase & Co.	1,413,500	85,036
U.S. Bancorp	487,600	21,552
Wells Fargo & Co.	2,156,600	117,491
		338,885
Capital Markets - 2.7%
Apollo Investment Corp.	1,113,299	9,174
Charles Schwab Corp.	739,900	20,954
KKR & Co. LP	1,192,104	26,560
Morgan Stanley	761,500	26,790
The Blackstone Group LP	953,800	31,971
		115,449
Consumer Finance - 1.1%
American Express Co.	328,800	30,388
Springleaf Holdings, Inc. (a)	390,200	15,471
		45,859
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 5.2%
AIA Group Ltd.	4,148,600	$ 23,965
American International Group, Inc.	1,482,700	81,252
Arch Capital Group Ltd. (a)	378,000	21,667
Fairfax Financial Holdings Ltd. (sub. vtg.)	29,200	15,035
MetLife, Inc.	613,600	34,122
The Chubb Corp.	433,600	44,682
		220,723
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	354,300	16,305
Thrifts & Mortgage Finance - 1.2%
MGIC Investment Corp. (a)	1,967,300	18,316
Radian Group, Inc. (d)	2,028,423	34,585
		52,901
TOTAL FINANCIALS		790,122
HEALTH CARE - 14.4%
Biotechnology - 2.1%
Amgen, Inc.	254,380	42,052
Gilead Sciences, Inc. (a)	467,000	46,849
		88,901
Health Care Equipment & Supplies - 3.0%
Align Technology, Inc. (a)	286,983	16,329
Boston Scientific Corp. (a)	1,976,900	25,443
Edwards Lifesciences Corp. (a)	391,778	50,806
HeartWare International, Inc. (a)	270,050	19,857
The Cooper Companies, Inc.	100,941	17,049
		129,484
Health Care Providers & Services - 3.5%
Amplifon SpA	1,581,550	9,853
Capital Senior Living Corp. (a)	583,800	14,858
Community Health Systems, Inc. (a)	277,500	13,065
Corvel Corp. (a)	226,700	7,857
Henry Schein, Inc. (a)	109,500	15,023
Humana, Inc.	97,700	13,480
UnitedHealth Group, Inc.	617,000	60,855
Universal Health Services, Inc. Class B	152,600	15,965
		150,956
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	383,000	$ 16,369
Eurofins Scientific SA	138,000	33,496
Illumina, Inc. (a)	110,600	21,112
		70,977
Pharmaceuticals - 4.1%
Astellas Pharma, Inc.	1,398,500	20,109
Johnson & Johnson	975,100	105,555
Merck & Co., Inc.	654,200	39,514
Prestige Brands Holdings, Inc. (a)	300,000	10,035
		175,213
TOTAL HEALTH CARE		615,531
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.6%
Esterline Technologies Corp. (a)	100,000	11,883
KEYW Holding Corp. (a)(d)	1,477,438	15,971
Precision Castparts Corp.	82,400	19,603
Teledyne Technologies, Inc. (a)	107,900	11,536
Textron, Inc.	426,800	18,489
TransDigm Group, Inc.	163,200	32,279
		109,761
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	215,000	15,854
Hub Group, Inc. Class A (a)	221,816	8,345
United Parcel Service, Inc. Class B	354,745	38,994
		63,193
Commercial Services & Supplies - 0.7%
Interface, Inc.	874,900	13,228
KAR Auction Services, Inc.	275,000	9,529
U.S. Ecology, Inc.	202,756	8,074
		30,831
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	281,044	13,054
Electrical Equipment - 1.4%
Eaton Corp. PLC	487,951	33,098
OSRAM Licht AG	244,773	10,166
Rockwell Automation, Inc.	155,658	17,964
		61,228
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.6%
General Electric Co.	4,156,700	$ 110,111
Machinery - 0.7%
GEA Group AG	254,425	12,158
Harmonic Drive Systems, Inc.	1,193,400	17,079
		29,237
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	103,700	8,558
Kansas City Southern	209,700	24,942
		33,500
Trading Companies & Distributors - 1.1%
Rush Enterprises, Inc. Class A (a)	307,600	10,791
United Rentals, Inc. (a)	343,300	38,899
		49,690
TOTAL INDUSTRIALS		500,605
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 0.6%
Brocade Communications Systems, Inc.	1,123,000	12,701
Juniper Networks, Inc.	605,000	13,407
		26,108
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	434,082	23,280
Keysight Technologies, Inc. (a)	191,500	6,741
TE Connectivity Ltd.	138,400	8,885
Trimble Navigation Ltd. (a)	363,363	10,220
		49,126
Internet Software & Services - 5.1%
Akamai Technologies, Inc. (a)	363,300	23,473
Alibaba Group Holding Ltd. sponsored ADR	152,400	17,014
Cornerstone OnDemand, Inc. (a)	281,340	8,938
Demandware, Inc. (a)	152,600	8,546
eBay, Inc. (a)	397,000	21,787
Endurance International Group Holdings, Inc. (a)	756,700	12,576
Google, Inc.:
Class A (a)	77,300	42,444
Class C (a)	79,100	42,859
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Shutterstock, Inc. (a)	151,740	$ 11,408
Yahoo!, Inc. (a)	575,300	29,766
		218,811
IT Services - 5.5%
Cognizant Technology Solutions Corp. Class A (a)	379,500	20,489
Fidelity National Information Services, Inc.	397,900	24,348
Fiserv, Inc. (a)	200,700	14,348
IBM Corp.	390,800	63,376
Paychex, Inc.	408,800	19,381
Total System Services, Inc.	568,500	18,755
Visa, Inc. Class A	287,600	74,255
		234,952
Semiconductors & Semiconductor Equipment - 1.2%
Applied Materials, Inc.	1,183,100	28,454
Broadcom Corp. Class A	577,600	24,912
		53,366
Software - 4.9%
Aspen Technology, Inc. (a)	314,200	11,858
Callidus Software, Inc. (a)	799,500	12,768
Citrix Systems, Inc. (a)	191,500	12,698
Microsoft Corp.	2,120,200	101,367
Oracle Corp.	1,314,000	55,727
ServiceNow, Inc. (a)	212,900	13,617
Trion World Network, Inc.:
warrants 8/10/17 (a)(f)	28,652	0
warrants 10/3/18 (a)(f)	41,940	0
		208,035
Technology Hardware, Storage & Peripherals - 0.3%
First Data Holdings, Inc. Class B (f)	3,375,102	12,353
TOTAL INFORMATION TECHNOLOGY		802,751
MATERIALS - 2.6%
Chemicals - 2.4%
Ecolab, Inc.	273,200	29,765
Monsanto Co.	418,700	50,206
Praxair, Inc.	169,100	21,709
		101,680
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Construction Materials - 0.1%
Caesarstone Sdot-Yam Ltd.	83,500	$ 5,177
Metals & Mining - 0.1%
Constellium NV (a)	294,600	4,640
TOTAL MATERIALS		111,497
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
Verizon Communications, Inc.	1,567,885	79,319
TOTAL COMMON STOCKS (Cost $3,256,509)		4,082,916
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(f)	128,191	305
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc.:
8.00% (a)(f)	76,875	94
Series C, 8.00% (a)(f)	910,747	1,111
Series C-1, 8.00% (a)(f)	71,630	87
		1,292
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,517)		1,597
Convertible Bonds - 0.0%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (f) (Cost $300)	$ 300	$ 300
Money Market Funds - 6.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	192,226,816	$ 192,227
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	74,029,761	74,030
TOTAL MONEY MARKET FUNDS (Cost $266,257)		266,257
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $3,531,583)		4,351,070
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(69,229)
NET ASSETS - 100%		$ 4,281,841
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,954,000 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
First Data Holdings, Inc. Class B	6/26/14	$ 13,500
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 2,344
Legend Pictures LLC	9/23/10 - 12/18/12	$ 1,103
Masan Consumer Corp. unit	4/3/13	$ 12,620
New Academy Holding Co. LLC unit	8/1/11	$ 6,956
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Trion World Network, Inc. 8.00%	3/20/13	$ 404
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 5,001
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 393
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 300
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 299
Fidelity Securities Lending Cash Central Fund	2,962
Total	$ 3,261
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ 4,520	$ -	$ 4,520	$ 820	$ -
EQTY ER Holdings, LLC	2,260	-	4,406	-	-
Total	$ 6,780	$ -	$ 8,926	$ 820	$ -
Other Information

The following is a summary of the inputs used, as of November 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 594,713	$ 579,350	$ 4,414	$ 10,949
Consumer Staples	233,715	210,488	11,167	12,060
Energy	354,968	354,968	-	-
Financials	790,122	790,122	-	-
Health Care	615,531	615,531	-	-
Industrials	500,605	500,605	-	-
Information Technology	804,043	790,398	-	13,645
Materials	111,497	111,497	-	-
Telecommunication Services	79,319	79,319	-	-
Corporate Bonds	300	-	-	300
Money Market Funds	266,257	266,257	-	-
Total Investments in Securities:	$ 4,351,070	$ 4,298,535	$ 15,581	$ 36,954
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.4%
Curacao	1.5%
Japan	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $71,865) - See accompanying schedule: Unaffiliated issuers (cost $3,265,326)	$ 4,084,813
Fidelity Central Funds (cost $266,257)	266,257
Total Investments (cost $3,531,583)		$ 4,351,070
Receivable for investments sold		4,555
Receivable for fund shares sold		19,986
Dividends receivable		5,469
Interest receivable		78
Distributions receivable from Fidelity Central Funds		393
Prepaid expenses		12
Other receivables		23
Total assets		4,381,586

Liabilities
Payable to custodian bank	$ 1,283
Payable for investments purchased	17,445
Payable for fund shares redeemed	4,316
Accrued management fee	1,946
Other affiliated payables	640
Other payables and accrued expenses	85
Collateral on securities loaned, at value	74,030
Total liabilities		99,745

Net Assets		$ 4,281,841
Net Assets consist of:
Paid in capital		$ 3,180,160
Undistributed net investment income		24,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		257,741
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		819,454
Net Assets, for 101,708 shares outstanding		$ 4,281,841
Net Asset Value, offering price and redemption price per share ($4,281,841 ÷ 101,708 shares)		$ 42.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2014

Investment Income
Dividends		$ 47,834
Special dividends		12,215
Interest (including $820 earned from other affiliated issuers)		851
Income from Fidelity Central Funds		3,261
Total income		64,161

Expenses
Management fee Basic fee	$ 22,129
Performance adjustment	945
Transfer agent fees	5,700
Accounting and security lending fees	1,014
Custodian fees and expenses	94
Independent trustees' compensation	15
Registration fees	200
Audit	95
Legal	11
Miscellaneous	25
Total expenses before reductions	30,228
Expense reductions	(147)	30,081
Net investment income (loss)		34,080
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	317,939
Other affiliated issuers	2,146
Foreign currency transactions	(93)
Total net realized gain (loss)		319,992
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $53)	(835)
Assets and liabilities in foreign currencies	(21)
Total change in net unrealized appreciation (depreciation)		(856)
Net gain (loss)		319,136
Net increase (decrease) in net assets resulting from operations		$ 353,216

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,080	$ 15,181
Net realized gain (loss)	319,992	171,378
Change in net unrealized appreciation (depreciation)	(856)	503,359
Net increase (decrease) in net assets resulting from operations	353,216	689,918
Distributions to shareholders from net investment income	(13,585)	(22,494)
Distributions to shareholders from net realized gain	(152,961)	(162,179)
Total distributions	(166,546)	(184,673)
Share transactions Proceeds from sales of shares	2,005,006	651,639
Reinvestment of distributions	159,718	177,260
Cost of shares redeemed	(896,047)	(508,175)
Net increase (decrease) in net assets resulting from share transactions	1,268,677	320,724
Total increase (decrease) in net assets	1,455,347	825,969

Net Assets
Beginning of period	2,826,494	2,000,525
End of period (including undistributed net investment income of $24,486 and undistributed net investment income of $9,701, respectively)	$ 4,281,841	$ 2,826,494
Other Information Shares
Sold	49,084	18,244
Issued in reinvestment of distributions	4,213	5,939
Redeemed	(21,976)	(14,728)
Net increase (decrease)	31,321	9,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 40.16	$ 32.83	$ 29.63	$ 27.36	$ 23.58
Income from Investment Operations
Net investment income (loss) B	.38 E	.23	.32	.12	.04
Net realized and unrealized gain (loss)	3.89	10.14	3.85	2.30	3.86
Total from investment operations	4.27	10.37	4.17	2.42	3.90
Distributions from net investment income	(.19)	(.37)	(.13)	(.03)	(.09)
Distributions from net realized gain	(2.13)	(2.67)	(.84)	(.12)	(.03)
Total distributions	(2.33) G	(3.04)	(.97)	(.15)	(.12)
Net asset value, end of period	$ 42.10	$ 40.16	$ 32.83	$ 29.63	$ 27.36
Total ReturnA	11.31%	34.78%	14.63%	8.86%	16.58%
Ratios to Average Net AssetsC, F
Expenses before reductions	.82%	.88%	.96%	1.00%	1.04%
Expenses net of fee waivers, if any	.82%	.88%	.96%	1.00%	1.04%
Expenses net of all reductions	.81%	.87%	.96%	.99%	1.03%
Net investment income (loss)	.92% E	.65%	1.02%	.41%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 4,282	$ 2,826	$ 2,001	$ 1,780	$ 1,782
Portfolio turnover rateD	44%	49%	71%	69%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Total distributions of $2.33 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $2.133 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

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3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 917,068
Gross unrealized depreciation	(99,673)
Net unrealized appreciation (depreciation) on securities	$ 817,395

Tax Cost	$ 3,533,675

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 40,517
Undistributed long-term capital gain	$ 263,216
Net unrealized appreciation (depreciation) on securities and other investments	$ 817,361

The Fund intends to elect to defer to its next fiscal year $19,413 of capital losses recognized during the period November 1, 2014 to November 30, 2014.

The tax character of distributions paid was as follows:

	November 30, 2014	November 30, 2013
Ordinary Income	$ 15,929	$ 32,283
Long-term Capital Gains	150,617	152,390
Total	$ 166,546	$ 184,673

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other thanshort-term securities, aggregated $2,584,616 and $1,505,754, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $33 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,724. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent

Annual Report

7. Security Lending - continued

fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,962, including $261 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $95 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by forty-five dollars.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $52.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/15/14	12/12/14	$0.276	$2.760

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2014, $263,215,967, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 93% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 93% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity New Millennium Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

NMF-UANN-0115
1.786711.111

Fidelity®

Series Growth Company

Fund

Fidelity Series Growth Company
Fund

Class F

Annual Report

November 30, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Growth Company Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2014	Past 1 year	Life of fundA
Fidelity® Series Growth Company Fund	17.67%	19.72%
Class F	17.80%	19.85%

A From November 7, 2013.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Growth Company Fund, a class of the fund, on November 7, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending November 30, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 16.86%, clawing back from a late-period sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.43%, while the small-cap Russell 2000® Index returned a relatively lackluster 3.99% amid growth and valuation worries. Health care (+28%) was the top sector in the S&P 500®, spurred by the strong performance of the pharmaceuticals, biotechnology & life sciences industry. Information technology (+27%) and consumer staples (+18%) also contributed strongly to the index's advance. Conversely, energy (-5%) was the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears and unrest in Syria, Iraq and Ukraine. Yet stocks proved resilient and gained in mid-October, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Series Growth Company and Class F shares returned 17.67% and 17.80%, respectively, outperforming the 16.45% gain of the Russell 3000® Growth Index. Versus the index, the fund's stake in Keurig Green Mountain (formerly Green Mountain Coffee Roasters) was the biggest contributor this period. In early February, the company announced an agreement with Coca-Cola to form a new division, "Keurig Cold," to produce single-serve cold beverages. Subsequently, Coca-Cola raised its stake in Keurig to 16%, making it the largest shareholder. The stock rose again in August when the firm unveiled a partnership with major consumer food/beverage manufacturer Kraft Foods Group to offer Maxwell House, Yuban and Gevalia K-Cups. Larger-than-benchmark stakes in Regeneron Pharmaceuticals and social-media giant Facebook also helped. Conversely, longtime fund holding lululemon athletica was the fund's biggest detractor. The non-index stock continued to struggle as the firm faced a slowdown in same-store sales. I sold some of the position to take profits as the stock recovered later in the period. In the information technology sector, the fund's overweighting in Cree hurt. The stock was hampered when the firm reported consecutive quarters of weaker-than-expected financials results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 to November 30, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period* June 1, 2014 to November 30, 2014
Series Growth Company	.74%
Actual		$ 1,000.00	$ 1,113.20	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75
Class F	.57%
Actual		$ 1,000.00	$ 1,113.10	$ 3.02
HypotheticalA		$ 1,000.00	$ 1,022.21	$ 2.89

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	4.6
salesforce.com, Inc.	3.9	3.8
Regeneron Pharmaceuticals, Inc.	2.4	2.0
Facebook, Inc. Class A	2.4	2.2
Google, Inc. Class A	2.1	2.5
Google, Inc. Class C	2.1	2.5
NVIDIA Corp.	2.0	2.0
Gilead Sciences, Inc.	1.8	1.7
Alexion Pharmaceuticals, Inc.	1.5	1.5
Keurig Green Mountain, Inc.	1.5	1.4
	25.6
Top Five Market Sectors as of November 30, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.0	33.3
Health Care	22.1	19.6
Consumer Discretionary	14.1	13.7
Consumer Staples	9.9	11.6
Industrials	8.5	8.6
Asset Allocation (% of fund's net assets)
As of November 30, 2014 *		As of May 31, 2014 **
	Stocks 98.7%		Stocks 99.1%
	Convertible Securities 0.8%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 0.7%
* Foreign investments	6.9%	** Foreign investments	7.6%

Annual Report

Investments November 30, 2014

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.1%
Johnson Controls, Inc.	156,822	$ 7,841,100
Automobiles - 0.3%
Tesla Motors, Inc. (a)	134,000	32,765,680
Hotels, Restaurants & Leisure - 3.5%
Buffalo Wild Wings, Inc. (a)	257,100	43,760,991
China Lodging Group Ltd. ADR (a)	92,400	2,309,076
Chipotle Mexican Grill, Inc. (a)	75,200	49,904,224
Chuy's Holdings, Inc. (a)	347,100	7,431,411
Domino's Pizza, Inc.	6,600	619,410
Dunkin' Brands Group, Inc.	535,300	25,881,755
Home Inns & Hotels Management, Inc. sponsored ADR (a)	686,778	21,193,969
Hyatt Hotels Corp. Class A (a)	215,700	12,711,201
Las Vegas Sands Corp.	194,100	12,362,229
McDonald's Corp.	420,700	40,727,967
Panera Bread Co. Class A (a)	31,400	5,256,360
Starbucks Corp.	931,500	75,647,115
Starwood Hotels & Resorts Worldwide, Inc.	452,300	35,731,700
Yum! Brands, Inc.	371,900	28,729,275
		362,266,683
Household Durables - 0.0%
Tempur Sealy International, Inc. (a)	82,900	4,729,445
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	411,299	139,282,293
Ctrip.com International Ltd. sponsored ADR (a)	168,400	9,107,072
Groupon, Inc. Class A (a)	862,500	6,494,625
JD.com, Inc. sponsored ADR (d)	70,500	1,658,160
Netflix, Inc. (a)	42,700	14,799,393
priceline.com, Inc. (a)	60,600	70,307,514
Qunar Cayman Islands Ltd. sponsored ADR	51,500	1,343,120
The Honest Co., Inc. (f)	9,496	256,392
TripAdvisor, Inc. (a)	57,400	4,227,510
Vipshop Holdings Ltd. ADR (a)	535,000	12,230,100
Wayfair, LLC. (d)	24,500	594,370
		260,300,549
Media - 1.4%
CBS Corp. Class B	22,600	1,240,288
Comcast Corp. Class A	1,784,100	101,765,064
Lions Gate Entertainment Corp.	125,300	4,247,670
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	291,800	$ 26,994,418
Twenty-First Century Fox, Inc. Class A	368,200	13,549,760
		147,797,200
Multiline Retail - 0.4%
Dollar General Corp. (a)	79,900	5,332,526
Dollar Tree, Inc. (a)	194,000	13,261,840
Nordstrom, Inc.	133,600	10,201,696
Ryohin Keikaku Co. Ltd.	20,100	2,355,145
Target Corp.	153,200	11,336,800
		42,488,007
Specialty Retail - 2.4%
AutoNation, Inc. (a)	158,600	9,427,184
Bed Bath & Beyond, Inc. (a)	98,500	7,226,945
CarMax, Inc. (a)	443,148	25,250,573
Five Below, Inc. (a)(d)	470,400	21,948,864
Home Depot, Inc.	909,400	90,394,360
L Brands, Inc.	228,300	18,469,470
Lumber Liquidators Holdings, Inc. (a)(d)	473,500	30,109,865
Restoration Hardware Holdings, Inc. (a)	529,033	44,687,418
Tiffany & Co., Inc.	36,800	3,971,456
Urban Outfitters, Inc. (a)	97,600	3,154,432
		254,640,567
Textiles, Apparel & Luxury Goods - 3.4%
Fossil Group, Inc. (a)	48,767	5,448,249
Kate Spade & Co. (a)	2,030,934	65,050,816
lululemon athletica, Inc. (a)(d)	2,122,500	102,283,275
Michael Kors Holdings Ltd. (a)	215,351	16,519,575
NIKE, Inc. Class B	736,600	73,137,014
Prada SpA (d)	667,400	4,320,103
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	866,600	53,217,906
Under Armour, Inc. Class A (sub. vtg.) (a)	208,000	15,077,920
VF Corp.	220,800	16,597,536
		351,652,394
TOTAL CONSUMER DISCRETIONARY		1,464,481,625
CONSUMER STAPLES - 9.9%
Beverages - 2.7%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	8,600	829,040
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Dr. Pepper Snapple Group, Inc.	109,100	$ 8,073,400
Monster Beverage Corp. (a)	1,058,800	118,744,420
PepsiCo, Inc.	582,500	58,308,250
The Coca-Cola Co.	2,245,900	100,683,697
		286,638,807
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	368,800	52,413,856
CVS Health Corp.	210,300	19,213,008
Drogasil SA	666,500	6,447,995
Kroger Co.	324,300	19,406,112
Sprouts Farmers Market LLC (a)	273,800	8,704,102
Walgreen Co.	187,200	12,843,792
Whole Foods Market, Inc.	260,700	12,782,121
		131,810,986
Food Products - 3.4%
Archer Daniels Midland Co.	675,100	35,564,268
Associated British Foods PLC	312,200	15,619,634
Bunge Ltd.	413,200	37,506,164
Campbell Soup Co. (d)	63,000	2,852,640
General Mills, Inc.	168,800	8,904,200
Kellogg Co.	166,400	11,024,000
Keurig Green Mountain, Inc.	1,098,796	156,182,863
Kraft Foods Group, Inc.	86,900	5,228,773
Mead Johnson Nutrition Co. Class A	522,200	54,225,248
Mondelez International, Inc.	100,900	3,955,280
The Hain Celestial Group, Inc. (a)	23,200	2,626,704
The Hershey Co.	140,600	14,099,368
Tyson Foods, Inc. Class A	320,200	13,557,268
Want Want China Holdings Ltd.	881,000	1,156,453
		362,502,863
Household Products - 0.8%
Church & Dwight Co., Inc.	118,200	9,067,122
Colgate-Palmolive Co.	424,300	29,527,037
Kimberly-Clark Corp.	111,000	12,941,490
Procter & Gamble Co.	326,300	29,507,309
		81,042,958
Personal Products - 0.4%
Herbalife Ltd.	1,032,200	44,642,650
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	1,041,500	$ 52,345,790
Japan Tobacco, Inc.	157,300	5,038,397
Lorillard, Inc.	435,000	27,465,900
Philip Morris International, Inc.	561,900	48,845,967
		133,696,054
TOTAL CONSUMER STAPLES		1,040,334,318
ENERGY - 4.0%
Energy Equipment & Services - 1.0%
FMC Technologies, Inc. (a)	306,600	14,646,282
Halliburton Co.	677,400	28,586,280
Schlumberger Ltd.	658,279	56,579,080
		99,811,642
Oil, Gas & Consumable Fuels - 3.0%
Anadarko Petroleum Corp.	376,200	29,776,230
Cabot Oil & Gas Corp.	375,000	12,390,000
Cheniere Energy, Inc. (a)	13,100	864,469
Chesapeake Energy Corp.	416,494	8,438,168
Concho Resources, Inc. (a)	339,700	32,356,425
Continental Resources, Inc. (a)(d)	890,200	36,480,396
Devon Energy Corp.	151,800	8,951,646
EOG Resources, Inc.	538,600	46,707,392
Golar LNG Ltd.	137,800	5,721,456
Hess Corp.	209,800	15,300,714
Noble Energy, Inc.	406,400	19,986,752
Occidental Petroleum Corp.	151,600	12,093,132
PDC Energy, Inc. (a)	270,038	7,968,821
Pioneer Natural Resources Co.	399,593	57,233,705
Range Resources Corp.	106,800	7,011,420
Southwestern Energy Co. (a)	75,900	2,442,462
Valero Energy Corp.	246,100	11,962,921
Whiting Petroleum Corp. (a)	49,000	2,046,730
		317,732,839
TOTAL ENERGY		417,544,481
Common Stocks - continued
	Shares	Value
FINANCIALS - 3.2%
Banks - 1.0%
Bank of America Corp.	528,500	$ 9,005,640
Citigroup, Inc.	115,900	6,255,123
HDFC Bank Ltd. sponsored ADR	483,100	25,744,399
JPMorgan Chase & Co.	341,900	20,568,704
PrivateBancorp, Inc.	898,400	28,254,680
Signature Bank (a)	104,700	12,696,969
Wells Fargo & Co.	151,500	8,253,720
		110,779,235
Capital Markets - 1.3%
BlackRock, Inc. Class A	142,700	51,240,716
Charles Schwab Corp.	1,680,600	47,594,592
Evercore Partners, Inc. Class A	118,300	5,974,150
Morgan Stanley	565,500	19,894,290
T. Rowe Price Group, Inc.	157,800	13,171,566
		137,875,314
Consumer Finance - 0.6%
American Express Co.	315,400	29,149,268
Discover Financial Services	570,058	37,367,302
		66,516,570
Diversified Financial Services - 0.1%
BM&F BOVESPA SA	1,626,900	6,662,338
Real Estate Investment Trusts - 0.1%
American Tower Corp.	72,500	7,613,225
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	488,800	9,086,792
TOTAL FINANCIALS		338,533,474
HEALTH CARE - 21.9%
Biotechnology - 15.9%
ACADIA Pharmaceuticals, Inc. (a)	662,110	19,777,226
Agios Pharmaceuticals, Inc. (a)	189,066	19,059,743
Alexion Pharmaceuticals, Inc. (a)	824,300	160,656,070
Alkermes PLC (a)	2,609,392	143,568,748
Alnylam Pharmaceuticals, Inc. (a)	1,239,226	124,604,174
Amgen, Inc.	670,900	110,906,479
Array BioPharma, Inc. (a)	629,400	2,536,482
Avalanche Biotechnologies, Inc. (a)(d)	225,377	8,900,138
Biogen Idec, Inc. (a)	246,800	75,937,892
Bluebird Bio, Inc. (a)	511,350	21,082,961
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Celgene Corp. (a)	475,900	$ 54,105,071
Celldex Therapeutics, Inc. (a)	834,559	16,924,857
Cepheid, Inc. (a)(d)	494,800	27,253,584
Chimerix, Inc. (a)	561,400	19,783,736
Clovis Oncology, Inc. (a)	207,800	9,887,124
Dicerna Pharmaceuticals, Inc.	197,728	2,337,145
Eleven Biotherapeutics, Inc.	149,112	1,696,895
Exelixis, Inc. (a)(d)	2,082,404	3,456,791
Fate Therapeutics, Inc. (a)	3,900	14,625
FibroGen, Inc.	124,000	2,808,600
Genocea Biosciences, Inc.	155,446	1,409,895
Gilead Sciences, Inc. (a)	1,901,400	190,748,448
ImmunoGen, Inc. (a)	1,096,900	11,287,101
Immunomedics, Inc. (a)	1,298,100	5,361,153
Infinity Pharmaceuticals, Inc. (a)	91,600	1,374,916
Intercept Pharmaceuticals, Inc. (a)	9,200	1,322,316
Intrexon Corp. (a)(d)	135,000	3,581,550
Ironwood Pharmaceuticals, Inc. Class A (a)	1,611,356	22,301,167
Isis Pharmaceuticals, Inc. (a)(d)	2,088,785	108,178,175
Kite Pharma, Inc. (d)	33,800	1,418,924
Lexicon Pharmaceuticals, Inc. (a)	10,100,115	10,302,117
Merrimack Pharmaceuticals, Inc. (a)(d)	2,081,966	19,070,809
Momenta Pharmaceuticals, Inc. (a)	285,500	3,348,915
NPS Pharmaceuticals, Inc. (a)	1,884,900	62,540,982
Prothena Corp. PLC (a)	506,728	12,283,087
Regeneron Pharmaceuticals, Inc. (a)	606,900	252,537,159
Regulus Therapeutics, Inc. (a)(d)	814,200	15,258,108
Rigel Pharmaceuticals, Inc. (a)	1,288,700	2,757,818
Sage Therapeutics, Inc. (a)	218,800	8,651,352
Sage Therapeutics, Inc.	156,782	5,579,244
Seattle Genetics, Inc. (a)	2,090,642	76,182,994
Synageva BioPharma Corp. (a)	100,000	8,120,000
Transition Therapeutics, Inc. (a)	479,100	3,061,451
Ultragenyx Pharmaceutical, Inc.	119,700	5,217,723
uniQure B.V.	12,400	186,620
Versartis, Inc. (a)	145,433	2,620,703
Vertex Pharmaceuticals, Inc. (a)	116,500	13,733,020
		1,673,734,088
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	187,400	$ 8,341,174
Align Technology, Inc. (a)	70,234	3,996,315
Baxter International, Inc.	253,600	18,512,800
DexCom, Inc. (a)	93,400	4,806,364
Genmark Diagnostics, Inc. (a)(d)	489,000	5,555,040
Halyard Health, Inc. (a)(d)	13,875	544,039
Insulet Corp. (a)	861,700	40,146,603
Intuitive Surgical, Inc. (a)	26,107	13,517,421
Novadaq Technologies, Inc. (a)	67,600	970,060
St. Jude Medical, Inc.	133,200	9,052,272
		105,442,088
Health Care Providers & Services - 1.0%
Catamaran Corp. (a)	147,700	7,529,019
Community Health Systems, Inc. (a)	125,000	5,885,000
Express Scripts Holding Co. (a)	152,600	12,688,690
HCA Holdings, Inc. (a)	155,600	10,843,764
McKesson Corp.	254,300	53,596,268
Phoenix Healthcare Group Ltd.	118,500	232,256
UnitedHealth Group, Inc.	151,100	14,902,993
		105,677,990
Health Care Technology - 0.6%
athenahealth, Inc. (a)(d)	229,500	26,920,350
Castlight Health, Inc. Class B (a)	164,205	2,041,068
Cerner Corp. (a)	497,000	32,006,800
		60,968,218
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	149,262	28,492,623
Pharmaceuticals - 3.1%
AbbVie, Inc.	380,700	26,344,440
Actavis PLC (a)	134,895	36,503,936
Allergan, Inc.	233,500	49,943,315
Bristol-Myers Squibb Co.	770,500	45,498,025
Catalent, Inc. (a)	230,400	6,633,216
Endocyte, Inc. (a)(d)	855,700	5,553,493
Growthco AB Holdings LLC unit (e)(f)	597,750	8,500,005
Hospira, Inc. (a)	1,067,800	63,683,592
Intra-Cellular Therapies, Inc. (a)	235,959	3,390,731
Jazz Pharmaceuticals PLC (a)	141,400	25,040,526
Mylan, Inc. (a)	302,700	17,741,247
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	94,700	$ 5,396,006
Valeant Pharmaceuticals International (Canada) (a)	223,600	32,594,564
		326,823,096
TOTAL HEALTH CARE		2,301,138,103
INDUSTRIALS - 8.5%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	647,000	64,098,290
Lockheed Martin Corp.	197,400	37,813,944
The Boeing Co.	253,900	34,114,004
		136,026,238
Air Freight & Logistics - 0.5%
FedEx Corp.	32,900	5,862,122
United Parcel Service, Inc. Class B	369,700	40,637,424
XPO Logistics, Inc. (a)(d)	268,470	10,384,420
		56,883,966
Airlines - 3.0%
American Airlines Group, Inc.	321,900	15,621,807
Delta Air Lines, Inc.	751,100	35,053,837
JetBlue Airways Corp. (a)	3,141,200	45,955,756
Ryanair Holdings PLC sponsored ADR (a)	162,100	10,194,469
Southwest Airlines Co.	1,722,600	72,039,132
Spirit Airlines, Inc. (a)	449,500	37,169,155
United Continental Holdings, Inc. (a)	1,460,800	89,444,784
Virgin America, Inc.	272,600	10,271,568
		315,750,508
Building Products - 0.0%
A.O. Smith Corp.	8,100	436,833
Construction & Engineering - 0.1%
Fluor Corp.	141,900	8,796,381
Electrical Equipment - 0.6%
Eaton Corp. PLC	179,500	12,175,485
Emerson Electric Co.	356,200	22,707,750
Enphase Energy, Inc. (a)(d)	184,330	1,937,308
Rockwell Automation, Inc.	205,000	23,659,050
SolarCity Corp. (a)(d)	59,800	3,289,000
		63,768,593
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.9%
3M Co.	359,300	$ 57,520,337
Danaher Corp.	475,800	39,757,848
		97,278,185
Machinery - 0.8%
Caterpillar, Inc.	235,100	23,651,060
Cummins, Inc.	206,300	30,041,406
Deere & Co.	125,600	10,879,472
Illinois Tool Works, Inc.	114,700	10,888,471
ITT Corp.	32,300	1,337,220
Xylem, Inc.	47,600	1,824,984
		78,622,613
Road & Rail - 1.3%
Kansas City Southern	54,100	6,434,654
Union Pacific Corp.	1,135,700	132,615,689
		139,050,343
TOTAL INDUSTRIALS		896,613,660
INFORMATION TECHNOLOGY - 34.5%
Communications Equipment - 1.5%
Arista Networks, Inc. (d)	20,900	1,585,683
Cisco Systems, Inc.	111,900	3,092,916
Infinera Corp. (a)	2,900,700	39,536,541
Palo Alto Networks, Inc. (a)	7,900	971,700
QUALCOMM, Inc.	1,494,033	108,915,006
Ruckus Wireless, Inc. (a)	63,000	721,980
ViaSat, Inc. (a)(d)	103,100	6,835,530
		161,659,356
Electronic Equipment & Components - 0.1%
Corning, Inc.	190,200	3,998,004
Trimble Navigation Ltd. (a)	247,400	6,958,125
		10,956,129
Internet Software & Services - 9.1%
Actua Corp. (a)	955,618	16,111,719
Akamai Technologies, Inc. (a)	319,300	20,629,973
Alibaba Group Holding Ltd. sponsored ADR	271,100	30,265,604
Baidu.com, Inc. sponsored ADR (a)	135,000	33,089,850
Demandware, Inc. (a)(d)	172,200	9,643,200
eBay, Inc. (a)	604,600	33,180,448
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class A (a)	3,172,578	$ 246,509,311
Google, Inc.:
Class A (a)	407,470	223,733,628
Class C (a)	407,070	220,562,738
HomeAway, Inc. (a)	17,200	539,392
IAC/InterActiveCorp	36,500	2,382,720
LinkedIn Corp. (a)	64,900	14,684,923
Marketo, Inc. (a)	564,555	18,043,178
MercadoLibre, Inc. (d)	51,700	7,286,598
NAVER Corp.	2,693	1,828,747
Opower, Inc.	158,400	2,466,288
Pandora Media, Inc. (a)	199,200	3,916,272
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	46,800	3,478,644
Rackspace Hosting, Inc. (a)	705,800	32,403,278
Tencent Holdings Ltd.	247,800	3,975,553
Twitter, Inc.	357,100	14,905,354
Wix.com Ltd. (a)	323,546	6,927,120
Yahoo!, Inc. (a)	84,632	4,378,860
Yandex NV (a)	57,800	1,440,376
Yelp, Inc. (a)	12,900	736,461
		953,120,235
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	339,600	18,335,004
IBM Corp.	303,500	49,218,595
MasterCard, Inc. Class A	1,001,200	87,394,748
QIWI PLC Class B sponsored ADR	187,300	5,214,432
VeriFone Systems, Inc. (a)	1,628,400	58,068,744
Visa, Inc. Class A	447,400	115,514,206
		333,745,729
Semiconductors & Semiconductor Equipment - 5.6%
Applied Micro Circuits Corp. (a)	1,553,870	9,183,372
ASML Holding NV	56,000	5,918,080
Broadcom Corp. Class A	517,900	22,337,027
Cavium, Inc. (a)	772,500	43,723,500
Cree, Inc. (a)(d)	1,754,366	63,753,660
Cypress Semiconductor Corp. (d)	1,369,600	14,517,760
First Solar, Inc. (a)	1,339,539	65,369,503
Integrated Device Technology, Inc. (a)	200,800	3,746,928
Intel Corp.	105,200	3,918,700
KLA-Tencor Corp.	88,000	6,110,720
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd.	330,900	$ 4,738,488
Mellanox Technologies Ltd. (a)	254,900	10,871,485
Micron Technology, Inc. (a)	102,300	3,677,685
NVIDIA Corp.	10,076,800	211,310,496
Rambus, Inc. (a)	1,684,500	19,961,325
Silicon Laboratories, Inc. (a)	830,500	37,663,175
Skyworks Solutions, Inc.	73,478	4,957,561
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	473,500	11,113,045
Texas Instruments, Inc.	746,600	40,629,972
Xilinx, Inc.	144,900	6,584,256
		590,086,738
Software - 8.5%
Activision Blizzard, Inc.	1,421,200	30,768,980
Adobe Systems, Inc. (a)	521,300	38,409,384
Autodesk, Inc. (a)	162,200	10,056,400
Citrix Systems, Inc. (a)	47,700	3,162,987
Electronic Arts, Inc. (a)	17,500	768,775
Fleetmatics Group PLC (a)	64,900	2,283,831
Guidewire Software, Inc. (a)	288,900	14,580,783
Intuit, Inc.	125,600	11,790,072
Microsoft Corp.	2,710,592	129,593,404
Mobileye NV (a)(d)	26,200	1,154,896
Oracle Corp.	1,159,400	49,170,154
Red Hat, Inc. (a)	1,617,100	100,502,765
salesforce.com, Inc. (a)	6,869,042	411,249,545
ServiceNow, Inc. (a)	815,900	52,184,964
Splunk, Inc. (a)	353,600	23,726,560
Tableau Software, Inc. (a)	14,900	1,249,812
VMware, Inc. Class A (a)	28,700	2,524,452
Zendesk, Inc. (d)	407,300	9,677,448
		892,855,212
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	5,210,865	619,728,173
NetApp, Inc.	91,400	3,889,070
Nimble Storage, Inc. (d)	296,793	7,826,431
Samsung Electronics Co. Ltd.	4,482	5,181,387
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
SanDisk Corp.	359,800	$ 37,224,908
Stratasys Ltd. (a)(d)	82,494	8,411,913
		682,261,882
TOTAL INFORMATION TECHNOLOGY		3,624,685,281
MATERIALS - 2.3%
Chemicals - 1.7%
CF Industries Holdings, Inc.	74,400	19,950,360
E.I. du Pont de Nemours & Co.	307,400	21,948,360
Eastman Chemical Co.	142,300	11,799,516
Metabolix, Inc. (a)(d)	348,300	191,565
Monsanto Co.	914,591	109,668,607
Praxair, Inc.	70,800	9,089,304
The Dow Chemical Co.	156,500	7,616,855
The Mosaic Co.	95,200	4,357,304
		184,621,871
Construction Materials - 0.2%
Caesarstone Sdot-Yam Ltd.	325,000	20,150,000
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	1,211,900	24,965,977
Barrick Gold Corp. (d)	113,500	1,349,891
Fortescue Metals Group Ltd. (d)	2,306,589	5,770,269
Freeport-McMoRan, Inc.	240,100	6,446,685
Nucor Corp.	34,500	1,850,235
		40,383,057
TOTAL MATERIALS		245,154,928
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. (a)	29,800	1,490,000
Verizon Communications, Inc.	687,200	34,765,448
		36,255,448
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	295,300	8,619,807
TOTAL TELECOMMUNICATION SERVICES		44,875,255
Common Stocks - continued
	Shares	Value
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Vivint Solar, Inc.	147,200	$ 1,486,720
TOTAL COMMON STOCKS (Cost $8,623,988,679)		10,374,847,846
Convertible Preferred Stocks - 0.8%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.0%
Roku, Inc. Series G, 8.00% (f)	661,380	859,496
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series C (f)	22,157	598,239
Leisure Products - 0.0%
NJOY, Inc. Series D (f)	90,284	728,592
Media - 0.1%
Turn, Inc. Series E (f)	205,882	1,231,174
TOTAL CONSUMER DISCRETIONARY		3,417,501
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Juno Therapeutics, Inc. Series B, 8.00% (f)	1,538,461	8,307,689
Seres Health, Inc. 8.00% (f)	142,139	1,728,865
		10,036,554
Life Sciences Tools & Services - 0.0%
Penumbra, Inc. (f)	257,576	3,765,761
Pharmaceuticals - 0.1%
Kolltan Pharmaceuticals, Inc. Series D (f)	1,692,030	1,692,030
Syros Pharmaceuticals, Inc. Series B, 6.00% (f)	910,312	2,863,933
		4,555,963
TOTAL HEALTH CARE		18,358,278
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (f)	613,084	3,402,616
Convertible Preferred Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
New Relic, Inc. Series F (f)	90,450	$ 1,872,315
Uber Technologies, Inc. 8.00% (f)	273,963	36,511,049
		38,383,364
IT Services - 0.1%
AppNexus, Inc. Series E (f)	209,665	4,933,417
Nutanix, Inc. Series E (f)	274,751	3,680,702
		8,614,119
Software - 0.0%
Cloudera, Inc. Series F (f)	113,172	2,188,746
Cloudflare, Inc. (f)	344,325	2,109,163
		4,297,909
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series F (f)	106,895	1,665,424
TOTAL INFORMATION TECHNOLOGY		52,960,816
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $54,058,853)		78,139,211
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.11% (b)	44,125,001	44,125,001
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	143,315,104	143,315,104
TOTAL MONEY MARKET FUNDS (Cost $187,440,105)		187,440,105
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $8,865,487,637)		10,640,427,162
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(132,938,176)
NET ASSETS - 100%		$ 10,507,488,986
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $86,895,609 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$ 4,200,051
Cloudera, Inc. Series F	2/5/14	$ 1,647,784
Cloudflare, Inc.	11/5/14	$ 2,109,163
Domo, Inc. Series D	1/24/14	$ 2,533,999
Growthco AB Holdings LLC unit	9/17/14	$ 8,500,005
Security	Acquisition Date	Acquisition Cost
Juno Therapeutics, Inc. Series B, 8.00%	8/1/14	$ 4,199,999
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 1,692,030
New Relic, Inc. Series F	4/17/14	$ 2,617,080
NJOY, Inc. Series D	2/14/14	$ 1,528,156
Nutanix, Inc. Series E	8/26/14	$ 3,680,702
Penumbra, Inc.	5/16/14	$ 3,400,003
Pure Storage, Inc. Series F	4/17/14	$ 1,681,020
Roku, Inc. Series G, 8.00%	10/1/14	$ 859,496
Seres Health, Inc. 8.00%	11/24/14	$ 1,728,865
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$ 2,863,933
The Honest Co., Inc.	8/21/14	$ 256,936
The Honest Co., Inc. Series C	8/21/14	$ 599,509
Turn, Inc. Series E	12/30/13	$ 1,717,056
Uber Technologies, Inc. 8.00%	6/6/14	$ 17,000,007
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,369
Fidelity Securities Lending Cash Central Fund	1,044,055
Total	$ 1,084,424
Other Information

The following is a summary of the inputs used, as of November 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,467,899,126	$ 1,464,225,233	$ -	$ 3,673,893
Consumer Staples	1,040,334,318	1,040,334,318	-	-
Energy	417,544,481	417,544,481	-	-
Financials	338,533,474	338,533,474	-	-
Health Care	2,319,496,381	2,287,058,854	5,579,244	26,858,283
Industrials	900,016,276	896,613,660	-	3,402,616
Information Technology	3,677,646,098	3,620,709,729	3,975,553	52,960,816
Materials	245,154,928	220,188,951	24,965,977	-
Telecommunication Services	44,875,255	44,875,255	-	-
Utilities	1,486,720	1,486,720	-	-
Money Market Funds	187,440,105	187,440,105	-	-
Total Investments in Securities:	$ 10,640,427,162	$ 10,519,010,780	$ 34,520,774	$ 86,895,608

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2014

Assets
Investment in securities, at value (including securities loaned of $134,554,361) - See accompanying schedule: Unaffiliated issuers (cost $8,678,047,532)	$ 10,452,987,057
Fidelity Central Funds (cost $187,440,105)	187,440,105
Total Investments (cost $8,865,487,637)		$ 10,640,427,162
Foreign currency held at value (cost $66,252)		66,252
Receivable for investments sold		6,291,595
Receivable for fund shares sold		846
Dividends receivable		10,503,710
Distributions receivable from Fidelity Central Funds		80,648
Prepaid expenses		41,324
Other receivables		7,092
Total assets		10,657,418,629

Liabilities
Payable for investments purchased	$ 935,875
Payable for fund shares redeemed	846
Accrued management fee	4,897,517
Other affiliated payables	679,713
Other payables and accrued expenses	100,588
Collateral on securities loaned, at value	143,315,104
Total liabilities		149,929,643

Net Assets		$ 10,507,488,986
Net Assets consist of:
Paid in capital		$ 8,649,792,476
Undistributed net investment income		29,067,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,697,342
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,774,932,084
Net Assets		$ 10,507,488,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2014

Series Growth Company: Net Asset Value, offering price and redemption price per share ($4,353,274,376 ÷ 359,870,498 shares)	$ 12.10

Class F: Net Asset Value, offering price and redemption price per share ($6,154,214,610 ÷ 507,990,980 shares)	$ 12.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2014

Investment Income
Dividends		$ 91,315,015
Interest		18
Income from Fidelity Central Funds		1,084,424
Total income		92,399,457

Expenses
Management fee Basic fee	$ 53,261,630
Performance adjustment	164,297
Transfer agent fees	6,911,694
Accounting and security lending fees	1,302,337
Custodian fees and expenses	180,210
Independent trustees' compensation	38,773
Audit	78,681
Legal	19,436
Interest	5,807
Miscellaneous	18,328
Total expenses before reductions	61,981,193
Expense reductions	(33,442)	61,947,751
Net investment income (loss)		30,451,706
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,208,586
Foreign currency transactions	(55,791)
Total net realized gain (loss)		55,152,795
Change in net unrealized appreciation (depreciation) on: Investment securities	1,514,975,362
Assets and liabilities in foreign currencies	(7,229)
Total change in net unrealized appreciation (depreciation)		1,514,968,133
Net gain (loss)		1,570,120,928
Net increase (decrease) in net assets resulting from operations		$ 1,600,572,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2014	For the period November 7, 2013 (commencement of operations) to November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 30,451,706	$ 5,224,600
Net realized gain (loss)	55,152,795	(241,462)
Change in net unrealized appreciation (depreciation)	1,514,968,133	259,963,951
Net increase (decrease) in net assets resulting from operations	1,600,572,634	264,947,089
Distributions to shareholders from net investment income	(7,823,212)	-
Share transactions - net increase (decrease)	(388,156,548)	9,037,949,023
Total increase (decrease) in net assets	1,204,592,874	9,302,896,112

Net Assets
Beginning of period	9,302,896,112	-
End of period (including undistributed net investment income of $29,067,084 and undistributed net investment income of $6,438,590, respectively)	$ 10,507,488,986	$ 9,302,896,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Growth Company

Years ended November 30,	2014	2013F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.02	.01
Net realized and unrealized gain (loss)	1.80	.28
Total from investment operations	1.82	.29
Distributions from net investment income	(.01)	-
Net asset value, end of period	$ 12.10	$ 10.29
Total ReturnB	17.67%	2.90%
Ratios to Average Net Assets D, G
Expenses before reductions	.74%	.76%A
Expenses net of fee waivers, if any	.74%	.76%A
Expenses net of all reductions	.74%	.76%A
Net investment income (loss)	.22%	.87%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,353,274	$ 4,063,472
Portfolio turnover rateE	14%	1% H

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 7, 2013 (commencement of operations) to November 30, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended November 30,	2014	2013F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.01
Net realized and unrealized gain (loss)	1.79	.28
Total from investment operations	1.83	.29
Distributions from net investment income	(.01)	-
Net asset value, end of period	$ 12.11	$ 10.29
Total ReturnB	17.80%	2.90%
Ratios to Average Net Assets D, G
Expenses before reductions	.57%	.57%A
Expenses net of fee waivers, if any	.57%	.57%A
Expenses net of all reductions	.57%	.57%A
Net investment income (loss)	.39%	1.06%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,154,215	$ 5,239,424
Portfolio turnover rateE	14%	1% H

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 7, 2013 (commencement of operations) to November 30, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up period may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2014

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth Company and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,148,819,483
Gross unrealized depreciation	(378,430,690)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,770,388,793

Tax Cost	$ 8,870,038,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 82,838,425
Net unrealized appreciation (depreciation) on securities	$ 1,770,381,352
Undistributed Long-term capital gain	$ 4,476,734

The tax character of distributions paid was as follows:

	November 30, 2014	November 30, 2013
Ordinary Income	$ 7,823,212	$ -

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,344,940,749 and $1,695,322,578, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. The Fund's performance adjustment took effect in November 1, 2014. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth Company. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth Company	$ 6,911,694.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,276 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,793,875	5.05%	$ 5,807

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,114 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

7. Security Lending - continued

or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,044,055. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33,442 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2014	2013
From net investment income
Series Growth Company	$ 2,749,294	$ -
Class F	5,073,918	-
Total	$ 7,823,212	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended November 30,	2014	2013A	2014	2013A
Series Growth Company
Shares sold	12,461,563	403,916,334B	$ 131,526,611	$ 4,040,235,980B
Reinvestment of distributions	272,478	-	2,749,294	-
Shares redeemed	(47,646,612)	(9,133,265)	(513,975,846)	(92,836,767)
Net increase (decrease)	(34,912,571)	394,783,069	$ (379,699,941)	$ 3,947,399,213
Class F
Shares sold	40,405,118	516,227,091B	$ 438,659,163	$ 5,164,220,087B
Reinvestment of distributions	502,866	-	5,073,918	-
Shares redeemed	(41,892,689)	(7,251,406)	(452,189,688)	(73,670,277)
Net increase (decrease)	(984,705)	508,975,685	$ (8,456,607)	$ 5,090,549,810

A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

B Amount includes in-kind exchanges.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the the owners of records of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year ended November 30, 2014 and for the period from November 7, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Growth Company Fund as of November 30, 2014, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year ended November 30, 2014 and for the period from November 7, 2013 (commencement of operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Growth Company Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2013 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Growth Company	12/15/14	12/12/14	$0.023	$0.066
	01/20/15	01/16/15	$0.000	$0.002
Class F	12/15/14	12/12/14	$0.042	$0.066
	01/20/15	01/16/15	$0.000	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2014, $4,476,734 or, if subsequently determined to be different, the net capital gain of such year.

Series Growth Company and Class F designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Series Growth Company and Class F designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section l(h)(ll) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 20l4 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Growth Company Fund

In connection with a separate internal corporate reorganization involving Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's subadvisory agreement with FMR Japan to reflect that, after this reorganization, Fidelity Management & Research (Japan) Limited will carry on the business of FMR Japan. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with the reorganization and that the same personnel and resources will be available to the fund with the new entity. After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreement should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS7-ANN-0115
1.968007.101

Item 2. Code of Ethics

As of the end of the period, November 30, 2014, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$48,000	$-	$7,200	$7,800
Fidelity Series Growth Company Fund	$46,000	$-	$6,100	$2,600

November 30, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$47,000	$-	$7,000	$6,000
Fidelity Series Growth Company Fund	$30,000	$-	$5,800	$-

A Amounts may reflect rounding.

B Fidelity Series Growth Company Fund commenced operations on November 7, 2013.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Growth Strategies Fund, and Fidelity New Millennium Fund (the "Funds"):

Services Billed by PwC

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$50,000	$-	$3,400	$2,400
Fidelity New Millennium Fund	$57,000	$-	$8,800	$2,900

November 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$50,000	$-	$3,300	$2,100
Fidelity New Millennium Fund	$57,000	$-	$8,000	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2014A	November 30, 2013A,B
Audit-Related Fees	$-	$795,000
Tax Fees	$-	$-
All Other Fees	$640,000	$795,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Growth Company Fund's commencement of operations.

Services Billed by PwC

	November 30, 2014A	November 30, 2013A
Audit-Related Fees	$5,185,000	$4,860,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2014 A	November 30, 2013 A,B
PwC	$6,500,000	$5,455,000
Deloitte Entities	$1,740,000	$1,730,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Growth Company Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 27, 2015